Prospectus for
Multi-Account Flexible
Payment Variable Annuity



Issued by


The Manufacturers Life Insurance
Company of America

Prospectus

The Manufacturers Life Insurance
Company of America
Separate Account Two

Multi-Account Flexible Payment Variable Annuity Policies

This prospectus describes Multi-Account Flexible Payment Variable Annuity Policies ("Policies" or "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life" or the "Company"). The Policies are designed for use in connection with retirement plans that may or may not be entitled to special income tax treatment. The Policies will be offered on both an individual basis and in connection with group or sponsored arrangements.

The Policies provide for the accumulation of values on a fixed or variable basis. Annuity payments are available on a fixed basis only. Values accumulated on a variable basis will be held in one or more of the sub-accounts of The Manufacturers Life of America's Separate Account Two ("Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio ( a "Portfolio") of NASL Series Trust. The accompanying prospectus for NASL Series Trust and the corresponding statement of additional information describes the investment objectives of the Portfolios in which net premiums may be invested. The Portfolios available for allocation of net premiums are: the Emerging Growth Trust, the Balanced Trust, the Capital Growth Bond Trust, the Money Market Trust, the Quantitative Equity Trust (formerly, the Common Stock Fund), the Real Estate Securities Trust, the International Stock
Trust, and the Pacific Rim Emerging Markets Trust.   Other sub-accounts and
Portfolios may be added in the future.

This prospectus sets forth concisely the information concerning Separate Account Two that a prospective purchaser ought to know before making a purchase. Please read this prospectus carefully and keep it for future reference. It is valid only when accompanied by a current prospectus for NASL Series Trust. Additional information concerning Separate Account Two has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Service Office address or calling the number listed below and requesting the "Statement of Additional Information of Separate Account Two of The Manufacturers Life Insurance Company of America." The table of contents of the Statement of Additional Information is included in the prospectus following the listing of the prospectus contents.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                      (i)

The Manufacturers Life Insurance
Company of America
500 N. Woodward Ave.
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada
M4W 1E5
Telephone: 1 (800) 827-4546
           1 (800) VARILIN(E)

The date of this Prospectus is December 31, 1996. The date of the Statement of Additional Information is December 31, 1996.

                                      (ii)

PROSPECTUS CONTENTS
                                                 Page
Definitions...................................... 1
Summary Of Policies.............................. 2
Policyowner Inquiries............................ 3
Expense Table.................................... 4
Condensed Financial Information.................. 7
General Information About Manufacturers
  Life of America, Separate Account Two
    and NASL Series Trust........................ 9
Who Are Manufacturers Life of America And
  Manufacturers Life?............................ 9
What Is Manufacturers Life of America's
  Separate Account Two?.......................... 9
What Is NASL Series Trust?.......................10
What Are The Investment Objectives And Certain
  Policies Of The Portfolios?....................11
Description Of The Policies......................12
What Are The Policy Charges?.....................12
How Is A Policy Purchased?.......................15
What Restrictions Apply To Purchase
  Payments?......................................16
What Is The Variable Policy Value And
  How Is It Determined?..........................16
What Are The Provisions On Transfers?............18
What Surrender Or Withdrawal Rights
  Are Available?.................................19
What Are The Death Benefit Provisions?...........20
When Do Annuity Payments Commence?...............20
Under What Circumstances May Portfolio
  Shares Be Substituted?.........................21
What Are The Other General
  Policy Provisions?.............................21
Federal Tax Matters..............................23
How Is Manufacturers Life of
  America Taxed?.................................23
What Is The Tax Treatment Of The Policies?.......23
What Qualified Plans May Utilize
  The Policies?..................................26
Other Matters....................................27
What Voting Rights Do Policyowners Have?.........27
Where Can Financial Information
  Be Found?......................................27
Performance And Other Comparative
  Information....................................27
Appendix A.......................................32
What Is The Guaranteed Interest Account?.........32
What Are The Annuity Options?....................32


STATEMENT OF ADDITIONAL
INFORMATION CONTENTS

Who Sells The Policies?..........................38
What Responsibilities Has Manufacturers
  Life Assumed?..................................38
Who Are The Directors And Officers
  Of Manufacturers Life of America?..............38
What State Regulations Apply?....................41
Is There Any Litigation Pending?.................41
Where Can Further Information Be Found?..........41
Legal Matters....................................41
Experts..........................................41
Financial Statements.............................42


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


                                     (iii)

Definitions

"Accumulation Period" is the period from the date we receive the first purchase payment to the Annuity Date.

"Annuity Date" means the date on which the first annuity payment is due.

"General Account" is all assets of Manufacturers Life of America except those allocated to Separate Account Two or other separate accounts of Manufacturers Life of America.

"Guaranteed Interest Account" is the account in which allocated purchase payments earn interest at a guaranteed rate set each Policy Anniversary.

"Guaranteed Interest Rate" is the rate of interest accrued on a compounded annual basis and credited monthly on amounts allocated to the Guaranteed Interest Account and will be no less than 4% per year.

"Qualified Policy" means a Policy used in connection with a retirement plan which receives favorable federal income tax treatment under sections 401, 408 or 457 of the Internal Revenue Code of 1986, as amended ("Code"). (See page 19 for a brief discussion of the qualified plans which may use the Policies.)

"Policy Years" and "Policy Anniversaries" are determined from the date the application was signed. The first Policy Anniversary will be the first date of the same month one year later.

"Purchase Payment" is an amount paid under the Policy.

"Service Office" is the office designated by Manufacturers Life of America to service the Policy.

"Total Policy Value" means the value during the Accumulation Period of amounts accumulated under the Policy. The Total Policy Value is the sum of the Variable Policy Value and the Guaranteed Interest Account.

"Unit" is an index used to measure the value of a Policy's interest in a Variable Account.

"Valuation Period" is the period between two successive valuation dates measured from the times on such dates as of which the valuations are made. A valuation date is each day that the net asset value of the underlying shares of NASL Series Trust is determined.

"Variable Account" is a sub-account of Separate Account Two of Manufacturers Life of America.

"Variable Policy Value" is the sum of the value of a Policy's interest in each of the Variable Accounts.

Summary Of Policies

Eligible Purchasers. The Multi-Account Flexible Payment Variable Annuity Policies described in this prospectus are designed to provide a flexible investment program for the accumulation of amounts for retirement purposes under plans which receive favorable federal income tax treatment pursuant to sections 401, 408 or 457 of the Internal Revenue Code of 1986, as amended ("Qualified Policies"), or under plans and trusts not entitled to any special tax treatment ("Nonqualified Policies"). The Policies will be offered on both an individual basis and in connection with group or sponsored arrangements. (See "How Is A Policy Purchased?")

Funding Arrangements. The Policies are designed to provide flexibility as to the timing and amount of purchase payments and the available funding media. Purchase payments may be allocated among two types of accounts--Variable Accounts and a Guaranteed Interest Account. The Variable Accounts are sub-accounts of Separate Account Two, each sub-account investing in a corresponding portfolio of NASL Series Trust. The Guaranteed Interest Account is an account in which allocated purchase payments earn interest at a guaranteed rate set each Policy Anniversary. The fixed portion of the Policies, including provisions relating to the Guaranteed Interest Account and the annuity options, is described only in Appendix A to this prospectus unless specific reference to the fixed portion is otherwise made.

Purchase Payments. The minimum initial purchase payment is $1,000. This may be allocated to any of the Variable Accounts or to the Guaranteed Interest Account in increments of not less than $50. Subsequent purchase payments may be as little as $50. The minimum amount that may be allocated to any one Variable Account or to the Guaranteed Interest Account from purchase payments is $50. A Policyowner should specify how each purchase payment is to be allocated. If no allocation is specified, a purchase payment will be allocated entirely to the Guaranteed Interest Account. (See "What Restrictions Apply To Purchase Payments?")

Charges And Deductions. There is no deduction from purchase payments for sales expenses. However, full surrender of a Policy or a cash withdrawal thereunder may be subject to a withdrawal charge (contingent deferred sales charge), which is a percentage of the amount of the requested withdrawal subject to the withdrawal charge. The applicable percentage will depend upon when the purchase payment to which such amount is deemed attributable was made. The maximum withdrawal charge is 8% of the amount withdrawn, decreasing by 1% each year after the first. However, in no event may the charge exceed 8% of the total purchase payments made. In addition, an administration fee equal to 2% of the Total Policy Value up to a maximum of $30 will be deducted annually if the Total Policy Value on the last day of any Policy Year is less than $25,000. This fee will also be deducted on a pro rata basis in the event the Policy is surrendered on other than the last day of a Policy Year if the Total Policy Value is less than $25,000. The administration fee will be taken before any withdrawal charge is applied. A deduction for mortality and expense risks is made from the Variable Policy Value at an annual rate of 1.00%. This charge is deducted daily from amounts invested in the Variable Accounts. A deduction may also be made for any applicable premium taxes attributable to the Policies (currently such taxes range from 0% to 3%). In addition, those Policyowners who wish to participate in the Dollar Cost Averaging program will be charged $5 per transfer or series of transfers occurring on the same transfer date if Total Policy Value is $15,000 or less. (See "What Are The Policy Charges?")
Annuity Payments. Annuity payments will begin on the Annuity Date and will be on a fixed basis only. The Policyowner may change the Annuity Date to any date so long as payments will commence by the end of the year in which the annuitant reaches age 85. Under some Qualified Policies, annuity payments must commence no later than April 1 following the year the annuitant attains the age of 70 1/2. If application of the Total Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, the Total Policy Value will be paid to the Policyowner in a single sum. (See "When Do Annuity Payments Commence?")

Surrenders And Withdrawals. At any time prior to the Annuity Date, a Policyowner may fully surrender the Policy for, or make a cash withdrawal in an amount not exceeding, its Total Policy Value, reduced by any applicable withdrawal charge and administration fee. A full surrender or cash withdrawal may be subject to a tax penalty. (See "What Is The Tax Treatment Of The Policies?") The minimum cash withdrawal that may be requested at any one time is $300. Some Qualified Policies must contain restrictions on withdrawal rights. (See "What Surrender Or Withdrawal Rights Are Available?")

Transfers. Transfers may be made at any time among the Guaranteed Interest Account and Variable Accounts. Transfers to any Variable Account must be at least $500 or, if less, the balance of the account. Transfers to the Guaranteed Interest Account, transfers pursuant to the Asset Allocation Balancer Program, and transfers designed to reallocate assets among accounts may be made in any amount. (See "What Are The Provisions On Transfers?")

Free Look Right. Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Within seven days after receipt, except where state insurance law requires return of the Policy Value, Manufacturers Life of America will refund in full any purchase payments made.
                                      ***

The above summary is qualified in its entirety by the detailed information appearing elsewhere in this prospectus and the accompanying prospectus of the Series Fund to which reference should be made.

Policyowner Inquiries

All communications or inquiries relating to a Policy should be addressed to the Manufacturers Life of America Service Office at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5. All notices and elections under a Policy must be received at that Service Office to be effective.

                                 EXPENSE TABLE

                                                     Number of
                                                     Complete Policy
                                                     Years Elapsed
                                                     Since Purchase
Charge                                               Payment Made       Withdrawal
------                                               --------------     ----------
POLICYOWNER TRANSACTION EXPENSES

Withdrawal Charge (contingent deferred sales
 charge) (as a percentage of the lesser of
 amount surrendered or purchase payments) 1:             0               8.00%
                                                         1               7.00%
                                                         2               6.00%
                                                         3               5.00%
                                                         4               4.00%
                                                         5               3.00%
                                                         6               2.00%
                                                         7               1.00%
                                                         Thereafter      none
Dollar Cost Averaging Charge 2                                           $ 5
(if selected and applicable)
ANNUAL CONTRACT FEE                                                      $30 3


1 The withdrawal charge decreases 1% each Policy Year elapsed since the purchase to which the withdrawal is deemed attributable was made. A withdrawal other than one made pursuant to the free withdrawal provision is deemed to be a liquidation of a purchase payment. The free withdrawal provision allows the Policyowner to withdraw in any Policy Year after the first up to 10% of the Total Policy Value as of the most recent Policy Anniversary free of the withdrawal charge.

2 Transfers pursuant to the optional Dollar Cost Averaging program are free if Policy Value exceeds $15,000 at the time of the transfer, but otherwise incur a $5 charge.

3 An administration fee equal to 2% of the Total Policy Value up to a maximum of $30 is deducted during the accumulation period on the last day of a Policy Year if the Total Policy Value on that date is less than $25,000. The fee is also deducted on a pro rata basis upon full surrender of a Policy on a date other than the last day of a Policy Year.

SEPARATE ACCOUNT ANNUAL
 EXPENSES
 (as a percentage of average account value)
 Mortality and Expense
  Risks Charge                                      1.00%
                                                    -----
                                                                   1.00%

NASL Series Trust Expenses after applicable fee waivers and expense reimbursements
Portfolio                                 Investment Management       Other Expenses*     Total Trust annual
                                                  Fees                                        Expenses
                                        -----------------------      ----------------     -----------------
Emerging Growth Trust................            1.05%                     .10%                 1.15%
Quantitative Equity Trust
(formerly, Common Stock Fund)........             .50%                     .06%                  .50%**
Real Estate Securities Trust.........             .70%                     .10%                  .50%**
Balanced Trust.......................             .80%                     .15%                  .95%
Capital Growth Bond Trust............             .65%                     .10%                  .50%**
Money Market Trust...................             .50%                     .04%                  .54%
International Stock Trust............            1.05%                     .20%                 1.25%
Pacific Rim Emerging Markets Trust...             .85%                     .30%                 1.15%

*Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses. The amounts set forth in the table above are expense estimates for the current fiscal year based upon historical NASL new portfolio cash inflows. NASL Financial has agreed pursuant to its advisory agreement with NASL Series Trust to reduce its advisory fee or reimburse NASL Series Trust to the extent that such other expenses (excluding taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business) exceed .75% in the case of the NASL International Stock Trust and NASL Pacific Rim Emerging Markets Trust and, in the case of each of the other NASL Trusts listed above, .50% of the average annual net assets of such NASL Portfolio. Such expense limitations with respect to the NASL Trusts will continue in effect from year to year unless otherwise terminated at any year end by NASL Financial on 30 days' notice to NASL Series Trust.

**NASL Financial Services, Inc. has voluntarily agreed to waive fees payable to it and/or to reimburse expenses for a period of one year beginning the effective date of this prospectus to the extent necessary to prevent the total of advisory fees and expenses for the Quantitative Equity Trust (formerly, the Common Stock
Fund), Real Estate Securities Trust and Capital Growth Bond Trust for such period from exceeding .50% of average net assets.

EXAMPLE 4
                                          1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                          ------  -------  -------  --------
If you surrender your Policy at the end
 of the applicable time period:
You would pay the following expenses on
 a $1,000 investment, assuming a 5%
 annual return on assets:
NASL SERIES TRUST
      INTERNATIONAL STOCK TRUST             $93      $120    $153      $263
      PACIFIC RIM EMERGING MARKETS TRUST    $92      $118    $147      $252
      EMERGING GROWTH TRUST                 $92      $118    $147      $252
      QUANTITATIVE EQUITY TRUST
      (FORMERLY, THE COMMON STOCK FUND)     $86      $99     $114      $183
      REAL ESTATE SECURITIES TRUST          $86      $99     $114      $183
      BALANCED TRUST                        $90      $112    $137      $232
      CAPITAL GROWTH BOND TRUST             $86      $99     $114      $183
      MONEY MARKET TRUST                    $86      $100    $116      $188

If you do not surrender your Policy or
 if you annuitize at the end of the
 applicable time period:

You would pay the following expenses
 on a $1,000 investment, assuming a 5%
 annual return on assets:

NASL SERIES TRUST
      INTERNATIONAL STOCK TRUST             $23      $72     $123      $263
      PACIFIC RIM EMERGING MARKETS TRUST    $22      $69     $117      $252
      EMERGING GROWTH TRUST
      QUANTITATIVE EQUITY TRUST             $22      $69     $117      $252
      (FORMERLY, THE COMMON STOCK FUND)     $16      $49     $84       $183
      REAL ESTATE SECURITIES TRUST          $16      $49     $84       $183
      BALANCED TRUST                        $20      $62     $107      $232
      CAPITAL GROWTH BOND TRUST             $16      $49     $84       $183
      MONEY MARKET TRUST                    $16      $50     $86       $188

4 In the example above, the $30 annual administration charge has been reflected in the calculation of annual expenses by converting it to a percentage charge, adding the percentage charge to the Total Separate Account Annual Expenses (1.00%) and total NASL Series Trust. Annual Expenses shown above and multiplying the resulting percentage figure by the average annual assets of the hypothetical account. The charge has been converted to a percentage by dividing the total administration charges collected during 1995 by the average total net assets attributable to the Policies during 1995, which values include amounts allocated to both Separate Account Two and the Guaranteed Interest Account.

The purpose of the above table is to assist a Policyowner in understanding the various costs and expenses that he or she will bear directly or indirectly, irrespective of the Variable Account to which purchase payments have been allocated. The table reflects expenses of Separate Account Two and NASL Series Trust, but it does not reflect any deduction made to cover any premium taxes attributable to a Policy. Such taxes may be as much as 3% depending on the law of the applicable state or local jurisdiction. The example included in the above table should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

Information concerning charges assessed under the Policies is set forth under the caption "What Are The Policy Charges?" below. Information concerning the management fees paid by NASL Series Trust is provided under the caption "Investment Management Arrangements" in the NASL Series Trust prospectus.

CONDENSED FINANCIAL INFORMATION

                      SCHEDULE OF ACCUMULATION UNIT VALUES
                       AND ACCUMULATION UNITS OUTSTANDING

The accumulation unit values set forth in the following table are accounting data that do not reflect the impact of the following charges (which are not deducted as part of the calculation of accumulation unit values): withdrawal charges, administration fees, premium tax deductions (if any), transfer charges (if applicable) and Dollar Cost Averaging charges. Accordingly, the change in accumulation unit values over time should not be viewed as an accurate measure of the investment performance of Separate Account Two. The data for the period from January 1, 1996-September 30, 1996 is based on unaudited financial statements of Manufacturers Life of America.

           For the Period November 3, 1987 through September 30, 1996

                                  SUB-ACCOUNTS


                                                        EMERGING GROWTH TRUST
                                                (FORMERLY EMERGING GROWTH EQUITY FUND)
                                                --------------------------------------
                                                                                                                   SEPTEMBER 30,
                            1987    1988    1989     1990       1991       1992      1993      1994       1995         1996
                           ------  ------  ------  ---------  ---------  ---------  -------  ---------  ---------  -------------

November 3 (commencement)  $10.00
January 1 value                    $10.87  $12.58  $17.72     $14.93     $25.33     $30.55   $37.47     $35.58     $45.01
December 31 value          $10.87  $12.58  $17.72  $14.93     $25.33     $30.55     $37.47   $35.58     $45.01
December 31 units          329     11,285  22,539  41,687     76,705     288,277    874,970  1,454,901  1,670,956
September 30 value                                                                                                 $45.27
September 30 units                                                                                                 1,763,771


                                                          BALANCED TRUST
                                                 (FORMERLY BALANCED ASSETS FUND)
                                                 -------------------------------
                                                                                                                     SEPTEMBER 30,
                            1987    1988    1989     1990       1991       1992       1993      1994        1995         1996
                           ------  ------  ------  ---------  ---------  ---------  --------   ---------  ---------  -------------

November 3 (commencement)  $10.00
January 1 value                    $10.20  $10.87  $13.06     $13.13     $16.04     $16.87     $18.70     $17.75     $21.91
December 31 value          $10.20  $10.87  $13.06  $13.13     $16.04     $16.87     $18.70     $17.75     $21.91
December 31 units          1,645   21,509  47,074  118,664    201,901    515,812    1,293,920  2,001,928  2,189,632
September 30 value                                                                                                   $23.02
September 30 units                                                                                                   2,335,872


                                                    CAPITAL GROWTH BOND TRUST
                                                (FORMERLY CAPITAL GROWTH BOND FUND)
                                                -----------------------------------
                                                                                                             SEPTEMBER 30,
                            1987    1988    1989    1990      1991      1992      1993      1994      1995       1996
                           ------  ------  ------  ------    ------    --------  --------  -------  -------  -------------

November 3 (commencement)  $10.00
January 1 value                    $10.15  $10.77  $12.14    $12.81    $14.76    $15.47    $16.94   $16.02    $19.07
December 31 value          $10.15  $10.77  $12.14  $12.81    $14.76    $15.47    $16.94    $16.02   $19.07
December 31 units          1,039   17,737  36,191  51,268    69,024    168,747   499,877   672,365  789,655
September 30 value                                                                                             $18.81
September 30 units                                                                                             822,289

                                                       MONEY MARKET TRUST
                                                  (FORMERLY MONEY-MARKET FUND)
                                                  ----------------------------
                                                                                                           SEPTEMBER 30,
                            1987    1988    1989    1990     1991     1992     1993     1994      1995         1996
                           ------  ------  ------  -------  -------  -------  -------  -------  ---------  -------------

November 3 (commencement)  $10.00
January 1 value                    $10.07  $10.68  $11.51   $12.28   $12.84   $13.15   $13.37   $13.75     $14.38
December 31 value          $10.07  $10.68  $11.51  $12.28   $12.84   $13.15   $13.37   $13.75   $14.38
December 31 units          7,161   23,091  32,907  160,484  122,681  176,160  328,922  918,869  1,290,129
September 30 value                                                                                          $14.81
September 30 units                                                                                          1,462,581


                                                   QUANTITATIVE EQUITY TRUST
                                                  (FORMERLY COMMON STOCK FUND)
                                                  ----------------------------
                                                                                                         SEPTEMBER 30,
                            1987    1988    1989    1990     1991     1992     1993     1994     1995        1996
                           ------  ------  ------  -------  -------  -------  -------  -------  -------  -------------

November 3 (commencement)  $10.00
January 1 value                    $10.43  $11.35  $14.68   $13.94   $17.97   $18.88   $21.19   $20.10   $25.72
December 31 value          $10.43  $11.35  $14.68  $13.94   $17.97   $18.88   $21.19   $20.10   $25.72
December 31 units          709     7,257   20,202  43,044   78,327   194,079  485,195  803,568  977,871
September 30 value                                                                                       $28.47
September 30 units                                                                                       1,133,450


                                                     REAL ESTATE SECURITIES TRUST
                                                (FORMERLY REAL ESTATE SECURITIES FUND)
                                                --------------------------------------
                                                                                                                  SEPTEMBER 30,
                            1987    1988    1989     1990       1991       1992      1993      1994       1995        1996
                           ------  ------  ------  ---------  ---------  ---------  -------  ---------  --------- -------------

November 3 (commencement)  $10.00
January 1 value                    $9.99   $11.05  $11.95     $11.30     $15.78     $18.96   $23.01     $22.16    $25.26
December 31 value          $9.99   $11.05  $11.95  $11.30     $15.78     $18.96     $23.01   $22.16     $25.26
December 31 units          1,642   12,733  17,676  17,834     24,956     134,707    711,630  1,205,880  1,149,409
September 30 value                                                                                                $28.08
September 30 units                                                                                                1,125,387


                                INTERNATIONAL STOCK TRUST
                              (FORMERLY INTERNATIONAL FUND)
                              -----------------------------
                                                                                SEPTEMBER 30,
                                                                1994    1995        1996
                                                               ------  -------  -------------

  October 4 (commencement)                                     $10.00
  January 1 value                                                      $9.72    $10.71
  December 31 value                                            $9.72   $10.71
  December 31 units                                            89,180  354,776
  September 30 value                                                            $11.26
  September 30 units                                                            579,677


                            PACIFIC RIM EMERGING MARKETS TRUST
                       (FORMERLY PACIFIC RIM EMERGING MARKETS FUND)
                       --------------------------------------------
                                                                                SEPTEMBER 30,
                                                               1994    1995         1996
                                                               ------  -------  -------------
  October 4 (commencement)                                     $10.00
  January 1 value                                                      $9.41    $10.38
  December 31 value                                            $9.41   $10.38
  December 31 units                                            67,272  261,208
  September 30 value                                                            $11.16
  September 30 units                                                            454,714

General Information About Manufacturers
Life of America, Separate Account Two and NASL Series Trust

Who Are Manufacturers Life of America And Manufacturers Life?

Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Manufacturers USA, a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidary of Manufacturers Life, a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:
Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. -- Aa3 (for financial strength). However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account.

What Is Manufacturers Life of America's Separate Account Two?

Manufacturers Life of America established its Separate Account Two on May 25, 1983 as a separate account under Pennsylvania law. Since December 9, 1992 it has been operated under Michigan law. The Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Account is currently used only to support variable annuity contracts.

Manufacturers Life of America is the legal owner of the assets in the Account. The income, gains and losses of the Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all Policies participating in the Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the Policies are general corporate obligations of Manufacturers Life of America.

The Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Account. For state law purposes the Account is treated as a part or division of Manufacturers Life of America.

What Is NASL Series Trust?

Each sub-account of the Account will purchase shares only of a particular Portfolio of NASL Series Trust. NASL Series Trust is registered under the 1940 Act as an open-end management investment company. The Account will purchase and redeem shares of NASL Series Trust at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by Policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account. NASL Series Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by Manufacturers Life of America or life insurance companies affiliated with the Company. Shares of NASL Series Trust will also be issued to Manufacturers Life of America's general account for certain limited investment purposes including initial Portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits, see the accompanying NASL Series Trust prospectus.

NASL Series Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is a registered investment adviser under the Investment Advisers Act of 1940. NASL Series Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:


        PORTFOLIO                              SUBADVISER


Aggressive Growth Portfolios
     Pacific Rim Emerging Markets Trust        Manufacturers Adviser Corporation*
     Emerging Growth Trust                     Warburg, Pincus Counsellors, Inc.
     International Stock Trust                 Rowe Price-Fleming International, Inc.

Equity Portfolios
     Quantitative Equity Trust
     (formerly, the Common Stock Fund)         Manufacturers Adviser Corporation*
     Real Estate Securities Trust              Manufacturers Adviser Corporation*

Balanced Portfolio
     Balanced Trust                            Founders Asset Management, Inc.

Bond Portfolio
     Capital Growth Bond Trust                 Manufacturers Adviser Corporation*

Money Market Portfolio
     Money Market Trust                        Manufacturers Adviser Corporation*


* Manufacturers Adviser Corporation is an indirect wholly-owned subsidiary of Manufacturers Life.

What Are The Investment Objectives and Certain Policies Of The Portfolios?

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

Emerging Growth Trust. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg, Pincus Counsellors, Inc. manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

Balanced Trust. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management, Inc. is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

Capital Growth Bond Trust. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. Manufacturers Adviser Corporation manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

Money Market Trust. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. Manufacturers Adviser Corporation manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

Quantitative Equity Trust (formerly, the Common Stock Fund). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. Manufacturers Adviser Corporation manages the Quantitative Equity Trust.

Real Estate Securities Trust. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. Manufacturers Adviser Corporation manages the Real Estate Securities Trust.

International Stock Trust. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

Pacific Rim Emerging Markets Trust. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

A full description of the NASL Series Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying NASL Series Trust prospectus, which should be read together with this prospectus.

Description Of The Policies

What Are The Policy Charges?

The following charges will apply to the Policies in the circumstances indicated. The imposition of the charges depends on the average net value of amounts invested in the Variable Accounts (mortality and expense risks charge), how large the Total Policy Value is (administration fee), whether cash withdrawals in excess of prescribed amounts are made or the Policy is fully surrendered (withdrawal charge), and where the Policyowner resides (premium tax charge). No deduction is made from purchase payments, unless the Policyowner lives in a jurisdiction that requires premium taxes to be so deducted, and consequently, 100% of the Policyowner's payment is usually credited in full to the Policy on the date made.

Administration Fee. An administration fee equal to 2% of the Total Policy Value up to a maximum of $30 will be deducted during the accumulation period from a Policy on the last day of a Policy Year if the Total Policy Value on that date is less than $25,000. The Total Policy Value is the sum of the Variable Policy Value and the Guaranteed Interest Account. The administration fee will also be deducted on a pro rata basis upon full surrender of a Policy on a date other than the last day of a Policy Year if on the date of full surrender the Total Policy Value is less than $25,000. The fee will be taken before any withdrawal charge is applied. The fee will be deducted from the Guaranteed Interest Account and, if necessary, from the value of the Policy in the Variable Accounts in the following order: the Variable Account invested in shares of the Money Market Trust, the Variable Account invested in shares of the Capital Growth Bond Trust, the Variable Account invested in shares of the Emerging Growth Trust, the Variable Account invested in shares of the Balanced Trust, the Variable Account invested in shares of the Quantitative Equity Trust (formerly, the Common Stock
Fund), the Variable Account invested in shares of the Real Estate Securities Trust, the Variable Account invested in shares of the International Stock Trust, and the Variable Account invested in shares of the Pacific Rim Emerging Markets Trust.

The administration fee is paid to Manufacturers Life of America to compensate it for the administrative costs associated with the Policies and the operations of Separate Account Two, including the establishment and maintenance of Policy records, processing transactions and communicating with Policyowners. Although administrative expenses may rise in the future, Manufacturers Life of America guarantees that it will not increase the amount of the administration fee under outstanding Policies. Moreover, Manufacturers Life of America does not expect to recover from the administration fee any amount in excess of its accumulated administrative expenses.

Withdrawal Charge. A withdrawal charge (contingent deferred sales charge) may be imposed on cash withdrawals from, and the full surrender of, a Policy. A cash withdrawal will result in a reduction in the Total Policy Value by an amount equal to the amount withdrawn. A full surrender will reduce the Total Policy Value to zero, thus resulting in termination of the Policy.

The withdrawal charge is designed to partially compensate Manufacturers Life of America for the cost of selling and distributing the Policies. The cost includes agents' commissions, advertising, agent training and the printing of prospectuses and sales literature. Agents' commissions will not exceed 5% of purchase payments. Under certain circumstances agents may be eligible for a bonus payment not exceeding 1% of purchase payments. In addition, agents who meet certain productivity and persistency standards will be eligible for additional compensation.

In any Policy Year after the first and before the Annuity Date, up to 10% of the Total Policy Value as of the most recent Policy Anniversary may be surrendered or withdrawn free of the withdrawal charge. Amounts surrendered or withdrawn during a Policy Year which exceed 10% of the Total Policy Value as of the most recent Policy Anniversary will be subject to a withdrawal charge. The withdrawal charge is determined by applying a percentage to the amount of the requested withdrawal subject to the withdrawal charge, which percentage is based upon when the purchase payments to which such amount is deemed attributable were made, as follows:


Number of complete Policy Years elapsed
  since purchase payment was made:       Withdrawal Charge

      0                                                 8%
      1                                                 7%
      2                                                 6%
      3                                                 5%
      4                                                 4%
      5                                                 3%
      6                                                 2%
      7                                                 1%
      8                                                 0%


Where the amount withdrawn is deemed attributable to purchase payments made in different Policy Years, different percentages will be applied to the portions of the amount withdrawn attributable to such payments.

For purposes of determining the withdrawal charge applicable to a full surrender or cash withdrawal, any amount surrendered or withdrawn, other than an amount not subject to a withdrawal charge by reason of the 10% withdrawal provision described above, will be deemed to be a liquidation of a purchase payment, and the oldest previously unliquidated purchase payment will be deemed to have been liquidated first, then the next oldest and so forth. In addition, all purchase payments made during a Policy Year will be deemed to have been made on the first day of such year. Once all purchase payments have been liquidated, additional amounts surrendered or withdrawn will not be subject to a withdrawal charge. Thus, in no event may the withdrawal charge exceed 8% of the total purchase payments made.

No withdrawal charge will be applied: (1) at the Annuity Date, (2) when the Policyowner is an individual and a death benefit payment is being made or (3) when the Policyowner is not an individual and a death benefit payment is being made on account of the death of the annuitant. A withdrawal charge will apply if the Policy is not owned by an individual and a death benefit payment is being made solely because a new annuitant has been named. (See "What Are The Death Benefit Provisions?") A death benefit not subject to the withdrawal charge also includes any payment to the spouse of the individual Policyowner after the Policyowner's death, except for a full surrender or cash withdrawal attributable to purchase payments made after the death of the Policyowner.

Any withdrawal charge applicable to a full surrender or cash withdrawal and any applicable administration fee will be deducted from the amount being withdrawn. The minimum cash withdrawal that can be requested at any one time is $300.

Manufacturers Life of America does not expect to recover its total sales expenses through the withdrawal charge. To the extent that the withdrawal charge is insufficient to recover sales expenses, Manufacturers Life of America will pay sales expenses from its other assets or surplus. These assets may include proceeds from the mortality and expense risks charge described below.

Mortality And Expense Risks Charge. A charge at an annual rate of 1.00% of the Variable Policy Value is made for the mortality and expense risks that Manufacturers Life of America assumes. This charge is deducted daily from amounts invested in the Variable Accounts by assessing a charge against the assets of Separate Account Two at an annual rate of 1.00%, consisting of .10% for the mortality risk and .90% for the expense risk.

The mortality risk assumed is the risk that annuitants may live for longer periods of time than the periods indicated in the mortality tables on which Manufacturers Life of America calculated the annuity tables in the Policies and the risk that mortality will cause a Policy to terminate prematurely before the assumed annuitization date. The expense risk assumed is that expenses in administering the Policies will be greater than Manufacturers Life of America estimated. Manufacturers Life of America will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

Premium Tax Charge. Manufacturers Life of America will deduct any premium or similar state or local tax attributable to a Policy. Currently, such taxes range up to 3% depending on applicable law. Although the deduction can be made either from purchase payments or from the Total Policy Value, it is anticipated that premium taxes will be deducted from the Total Policy Value at the time it is applied to provide an annuity unless required otherwise by applicable law. When taken from the Total Policy Value before annuitization, the premium tax deduction will be made first from the Guaranteed Interest Account and, if necessary, from the Variable Accounts in the manner described above for the administration fee.

Dollar Cost Averaging Charge. Currently, there is no charge for Dollar Cost Averaging transfers if Policy Value exceeds $15,000; otherwise there is a charge of $5.00 per transfer or series of transfers taking place on the same transfer date. This charge will be deducted from the account from which funds are transferred. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected.

Asset Allocation Balancer Charge. Currently there is no charge for Asset Allocation Balancer transfers; however, Manufacturers Life of America reserves the right to institute a charge on 90 days' written notice to the Policyowner.

How Is A Policy Purchased?

The Policies are designed for use in connection with retirement plans entitled to special tax treatment under Sections 401, 408 or 457 of the Code and retirement plans and trusts not entitled to any special tax treatment. The Policies are appropriate for plans with individual accounts or for purchase directly by individuals.

Persons seeking to purchase Policies must submit an application and a check for the initial purchase payment. The application is subject to underwriting standards adopted by Manufacturers Life of America, and Manufacturers Life of America reserves the right to reject any application. A properly completed application that is accompanied by the first purchase payment and all information necessary for the processing of the application will normally be accepted within two business days. An incomplete application which is subsequently made complete will normally be accepted within two business days of completion; however, if an application is not completed properly or necessary information is not obtained within five business days, Manufacturers Life of America will offer to return the purchase payment.

Free Look Right. Within ten days after receiving a Policy, the Policyowner may return it for cancellation by mailing it to the Service Office. Immediately upon its receipt, the Policy will be deemed void from the beginning. Within seven days after receipt, except where state insurance law requires return of the Policy Value, Manufacturers Life of America will refund in full any purchase payment made.


What Restrictions Apply To Purchase Payments?

Purchase payments are made directly by the Policyowner. They may be made at any time until the Annuity Date or until the Policy is fully surrendered. If the Policyowner is an individual, purchase payments will not be permitted after the Policyowner's death unless the beneficiary is the Policyowner's spouse. If the Policyowner is not an individual, purchase payments will not be permitted after the annuitant's death, unless the Policyowner is the trustee of a trust which is part of a qualified retirement plan described in section 401(a) of the Code. Purchase payments must be made to the Manufacturers Life of America Service Office.

The minimum initial purchase payment is $1,000. This may be allocated to any of the Variable Accounts or to the Guaranteed Interest Account in increments of not less than $50. Subsequent purchase payments may be as little as $50, although higher or lower increments may be invoked with respect to purchase payments payable pursuant to a pre-authorized payment plan. The minimum amount that may be allocated to any one Variable Account or to the Guaranteed Interest Account from purchase payments is $50. If an additional purchase payment would cause the Total Policy Value to exceed $1,000,000, or if the Total Policy Value should already exceed $1,000,000, the prior approval of Manufacturers Life of America will be required for an additional purchase payment. If the Total Policy Value should fall to zero, the Policy will be terminated and no further purchase payments may be made.

A Policyowner should specify how each purchase payment is to be allocated. If no allocation is specified, a purchase payment will be allocated entirely to the Guaranteed Interest Account. Allocations will be made at the end of the valuation period in which the purchase payment is received at the Manufacturers Life of America Service Office. Manufacturers Life of America will send a confirmation of its receipt of each purchase payment mailed by the Policyowner. If a purchase payment is allocated to the Guaranteed Interest Account because no allocation was specified, a notice of that fact will accompany the confirmation.

What Is The Variable Policy Value
And How Is It Determined?

The Variable Policy Value is the sum of a Policy's interest in each of the Variable Accounts. It is determined by multiplying the number of units credited to the policy for each Variable Account by the current unit value. The Variable Policy Value on any date that is not a valuation date will be determined as of the next valuation date.

Crediting Units. Upon receipt of a purchase payment at its Service Office, or other office or entity so designated by Manufacturers Life of America, Manufacturers Life of America credits the Policy with a number of units for each Variable Account based upon the portion of the purchase payment allocated to the

Variable Account. The number of units to be credited for each Variable Account is determined by dividing the portion of the purchase payment allocated to that Variable Account by the unit value for the valuation period in which the purchase payment and, with respect to the initial payment only, all required documentation properly completed was received at the Service Office. Units for a Variable Account are also credited in a similar manner to reflect any transfers to a Variable Account.

The value of a unit varies from one valuation period to the next depending upon the investment results of the applicable Variable Account. The value of a unit for each Variable Account was arbitrarily set at $10 for the first valuation period in which monies were first allocated to that Variable Account. The value of a unit for any subsequent valuation period is determined by multiplying the value for the immediately preceding valuation period by the net investment factor for that Variable Account for the valuation period for which the value is being determined.

Net Investment Factor. The net investment factor is an index applied to measure the investment performance of a Variable Account from one valuation period to the next. The net investment factor may be greater than, less than or equal to one. Therefore, the value of a unit may increase, decrease or remain the same. The net investment factor for any Variable Account for any valuation period is determined by adding one to the fraction obtained by dividing (a) by (b) and then subtracting (c) from the result, where:

(a) is the investment income plus realized and unrealized gains and losses of the Variable Account during the valuation period;

(b) is the value of the net assets of the Variable Account as of the beginning of the valuation period adjusted for allocations and transfers to and withdrawals and transfers from the Variable Account; and

(c) is the risk charge factor determined by Manufacturers Life of America for the valuation period to reflect its charge for assuming the mortality and expense risks. This mortality and expense risks charge will be deducted at an annual rate of 1%.

Manufacturers Life of America reserves the right to adjust the above formula to provide for any taxes determined by it to be attributable to the operations of the Variable Account.

Cancelling Units. Units will be cancelled to reflect the assessment of any administration fee or premium tax deduction assessed against a Variable Account and any transfers or withdrawals from a Variable Account. The number of units cancelled will be based upon the applicable unit value for the valuation period in which the assessment, transfer or withdrawal is made. Units will also be cancelled on the Annuity Date or upon surrender of the Policy or payment of a death benefit.

What Are The Provisions On Transfers?

Subject to the minimums described below, transfers may be made among any of the accounts at any time during the Policy Year. There is no minimum transfer amount required for transfers to the Guaranteed Interest Account, for transfers pursuant to the Asset Allocation Balancer program, or for transfers designed to reallocate assets among accounts. Otherwise the minimum dollar amount of all transfers pursuant to a single transfer request is $500.

Manufacturers Life of America will allow a Policyowner to direct transfers free of charge during a Policy Year. Manufacturers Life of America does, however, reserve the right to limit, upon notice, the maximum number of transfers a Policyowner may make to one per month or six at any time within a Policy Year. In addition, Manufacturers Life of America reserves the right to defer the transfer privilege at any time that it is unable to purchase or redeem shares of the portfolios. Manufacturers Life of America also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Transfer requests must be in a format satisfactory to Manufacturers Life of America and in writing, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. Manufacturers Life of America will offer Policyowners a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Variable Account to any other Variable Account(s) or the Guaranteed Interest Account.

Under the Dollar Cost averaging program the Policyowner will designate a dollar amount of available assets to be transferred each month from one Variable Account into any other Variable Account(s) or the Guaranteed Interest Account. Each transfer under the Dollar Cost Averaging program must be at least $500 and Manufacturers Life of America reserves the right to change this minimum at any time upon notice to the Policyowner. Currently, there is no charge for this program if Total Policy Value exceeds $15,000; otherwise a charge of $5.00 per transfer or series of transfers occuring on the same transfer date will apply. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the Policyowner will be so notified. Manufacturers Life of America reserves the right to cease to offer the Dollar Cost Averaging program on 90 days' written notice to the Policyowner.

Asset Allocation Balancer. Manufacturers Life of America will also offer Policyowners the ability to have amounts automatically transferred among stipulated accounts to maintain an allocated percentage in each stipulated account.

Under the Asset Allocation Balancer program the Policyowner will designate an allocation of Total Policy Value among the Variable Accounts. At six month intervals beginning six months after the date the application was signed, Manufacturers Life of America will move amounts out of Variable Accounts and into other Variable Accounts as necessary to maintain the Policyowner's chosen allocation. A change to the Policyowner's premium allocation instruction will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the Policyowner instructs Manufacturers Life of America otherwise or a Dollar Cost Averaging request is in effect. Currently, there is no charge for this program. However, Manufacturers Life of America reserves the right to institute a charge on 90 days' written notice to the Policyowner. Manufacturers Life of America reserves the right to cease to offer the Asset Allocation Balancer Program on 90 days' written notice to the Policyowner.

What Surrender Or Withdrawal Rights Are Available?

At any time prior to the Annuity Date, a Policyowner may fully surrender the Policy for, or make a cash withdrawal in an amount not exceeding, its Total Policy Value, reduced by any applicable withdrawal charge and administration fee. For certain Qualified Policies, exercise of the right to surrender may require the consent of the Policyowner's spouse under regulations promulgated by the Treasury or Labor Department.

In the case of a full surrender of a Policy, Manufacturers Life of America will pay the Total Policy Value less any applicable withdrawal charge and administration fee as of the valuation period in which the request for surrender is received at its Service Office, and the Policy will be cancelled. In the case of a cash withdrawal from the Variable Account, Manufacturers Life of America will pay the amount requested less any applicable withdrawal charge and cancel that number of units credited to each Variable Account necessary to equal the amount of the withdrawal.

For a cash withdrawal, the Policyowner should specify the account from which the withdrawal should be made. If no specification is made, the withdrawal will be made first from the Guaranteed Interest Account and, if necessary, from the value of the Policy in the Variable Accounts in the following order: the Variable Account invested in shares of the Money Market Trust, the Variable Account invested in shares of the Capital Growth Bond Trust, the Variable Account invested in shares of the Emerging Growth Equity Trust, the Variable Account invested in shares of the Balanced Trust, the Variable Account invested in shares of the Quantitative Equity Trust (formerly, the Common Stock Fund), the Variable Account invested in shares of the Real Estate Securities Trust, the Variable Account invested in shares of the International Stock Trust and the Variable Account invested in shares of the Pacific Rim Emerging Markets Trust.

There is no limit on the frequency of cash withdrawals; however, the requested withdrawal must be at least $300. Any request for a cash withdrawal or to fully surrender a Policy must be in writing and delivered to the Manufacturers Life of America Service Office. If the amount withdrawn exceeds $10,000, Manufacturers Life of America reserves the right to require that the request be accompanied by a guarantee of the Policyowner's signature by a commercial bank, trust company, member of the National Association of Securities Dealers, Inc., a notary public, or any other individual or association designated by Manufacturers Life of America.

What Are The Death Benefit Provisions?

If the Policyowner dies before the Annuity Date and the beneficiary is not the Policyowner's spouse, the entire value of the Policy must either be distributed to the beneficiary in a lump sum within five years of the Policyowner's death or applied to provide an annuity. If applied to provide an annuity, the annuity must begin within one year of the Policyowner's death. Until a lump-sum distribution is made or an annuity option is elected, the Variable Policy Value will continue to reflect the investment performance of the selected Variable Accounts unless a transfer or withdrawal is made by the beneficiary. The Total Policy Value on the date the Service Office receives notice of the beneficiary's election of an annuity will be used to purchase an annuity. All of the annuity options available on the Annuity Date are available to a beneficiary, except that the beneficiary may not select a joint and survivor annuity or an annuity with a certain period that is longer than the beneficiary's life expectancy. (See "What Are The Annuity Options?" in Appendix A.)

If the Policyowner's spouse is the beneficiary, the Policy will continue with the spouse as the Policyowner. If the Policyowner was also the annuitant, the spouse must choose a new annuitant.

If the Policyowner is not an individual and either the annuitant dies before the Annuity Date or the Policyowner changes the annuitant, the entire value of the Policy must be paid to the Policyowner in a lump sum not later than five years after the annuitant's death or the change in annuitant. The Policyowner may select the date of payment. If a Qualified Policy is owned by the trustee of a plan described in section 401 of the Code, the trustee may continue the Policy after the death of the annuitant. If the trustee continues the Policy, a new annuitant must be named.

When Do Annuity Payments Commence?

Annuity payments will begin on the Annuity Date. Such payments will be made by application of the Total Policy Value to provide an annuity. Annuity payments will be made on a fixed basis only. The annuity options available are described in Appendix A under "What Are The Annuity Options?".

The Policyowner selects the Annuity Date in the application. The Policyowner may change the Annuity Date to any date prior to the end of the Policy Year in which the annuitant reaches age 85 except in the case of Qualified Policies. Written request for such change must be received by the Manufacturers Life of America Service Office at least thirty days prior to the new Annuity Date.


There are legal restrictions on the Annuity Date for Qualified Policies. In general, annuity payments for Qualified Policies owned by an individual cannot begin later than April 1 following the calendar year in which the Policyowner attains age 70. There are some exceptions to this requirement. If the Policy is owned by the trustee of a trust established pursuant to an employer retirement plan, the Annuity Date is determined by the terms of the trust and plan.

Annuity payments may be made either monthly, quarterly, semi-annually or annually. If application of the Total Policy Value would result in annuity payments of less than $20 monthly, $60 quarterly, $100 semi-annually or $200 annually, Manufacturers Life of America will pay the Total Policy Value to the Policyowner in a single sum in lieu of annuity payments.

If a Qualified Policy is held by a trustee under an employee benefit plan described in section 401(a) of the Code, the trustee may, prior to the Annuity Date, have part of the Total Policy Value applied to provide an annuity (partial annuitization). The same rules that apply to annuity payments commencing on the Annuity Date apply to partial annuitization. If the trustee partially annuitizes, the Total Policy Value will be reduced by the amount applied to provide an annuity. Any withdrawal or surrender made after partial annuitization will continue to be subject to withdrawal charges. For purposes of determining the amount of the withdrawal charge, the amounts applied to provide an annuity will not be treated as a liquidation of a purchase payment. (See "What Surrender Or Withdrawal Rights Are Available?")


Under What Circumstances May Portfolio Shares Be Substituted?

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios may become unsuitable for investment by the Account because of a change in investment policy or a change in the tax laws, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to combine other separate accounts with the Account, to establish additional sub-accounts within the Account, to operate the Account as a management investment company or other form permitted by law, and to deregister the Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.


What Are The Other General Policy Provisions?

Deferral Of Payments. Manufacturers Life of America reserves the right to postpone the transfer or payment of any value or benefit available under a Policy based upon the assets allocated to Separate Account Two for any period:
(1) when the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings); (2) when trading on the Exchange is restricted; (3) when an emergency exists as a result of which disposal of securities held in Separate Account Two is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or (4) during any other period when the S.E.C., by order, so permits for the protection of security holders;

provided that applicable rules and regulations of the S.E.C. shall govern as to whether the conditions described in (2) and (3) exist. Manufacturers Life of America also reserves the right to delay transfer or payment of assets from the Guaranteed Interest Account for up to six months and will pay interest at a rate determined by it if there is a delay in payment for more than 30 days.

Annual Statements. Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the Policyowner a statement showing:

(1) the summary of each active account up to the most recent Policy Anniversary including the Total Policy Value up to the Policy Anniversary date; and

(2) a description of the transactions affecting each active account during the Policy Year including total units cancelled, amounts deducted from each account for fees, and total units and amounts credited to each account as allocations or interest.

Ownership. The Policyowner is the person entitled to exercise all rights under a Policy. As such, any Policy rights or privileges may be exercised without the consent of the annuitant, beneficiary or any other individual, except as provided by the Policyowner.

Except as discussed below, ownership of the Policy may be changed or the Policy collaterally assigned at any time prior to the Annuity Date, subject to the rights of any irrevocable beneficiary or other person. Any change of ownership or assignment must be made in writing and will not take effect until received at the Manufacturers Life of America Service Office. Manufacturers Life of America assumes no responsibility for the validity of any assignment.

In the case of a Qualified Policy, there may be restrictions on the privileges of ownership. Some plans do not permit the exercise of certain of the Policyowner's rights without the written consent of the owner's spouse. Among the rights limited are the right to choose an optional form of payment; to make withdrawals; or to surrender the Policy. A Qualified Policy which is not owned by a trustee of a trust which qualifies under section 401(a) of the Code, or by an employer under a plan which satisfies section 457 of the Code, may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than to Manufacturers Life of America except as may be provided by applicable state or federal law.

Beneficiary. Ownership of the Policy will pass to the designated beneficiary on the death of the Policyowner. The beneficiary is the person designated in the application or as subsequently named. The beneficiary may be changed at any time by written notice to Manufacturers Life of America. Any change will be effective on the date written notice is received at the Manufacturers Life of America Service Office. If no beneficiary survives the Policyowner, ownership will pass to the Policyowner's estate. In the case of Qualified Policies, regulations promulgated by the Departments of Labor and Treasury prescribe certain limitations on the designation of a beneficiary.

Modification. A Policy may not be modified by Manufacturers Life of America without the consent of the Policyowner, except where required to conform to any applicable law or regulation or any ruling issued by a government agency.


Federal Tax Matters

How Is Manufacturers Life of America Taxed?

Manufacturers Life of America is taxed as a life insurance company under Subchapter L of the Code. Since the operations of the Account are part of, and are taxed with, the operations of Manufacturers Life of America, the Account is not separately taxed as a "regulated investment company" under Subchapter Manulife Financial of the Code. Under existing federal income tax laws, investment income and capital gains of the Account are not taxed to the extent they are applied to increase reserves under the Policies. Since, under the Policies, investment income and realized capital gains are automatically applied to increase reserves, Manufacturers Life of America does not anticipate that it will incur any federal income tax liability attributable to the Account, and therefore Manufacturers Life of America does not intend to make provision for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in Manufacturers Life of America being taxed on such income or gains, then Manufacturers Life of America may impose a charge against the Account in order to make provision for such taxes.


What Is The Tax Treatment Of The Policies?

The Policies are designed for use in connection with retirement plans that may or may not qualify for special income tax treatment under the provisions of the Code. The following discussion of federal income tax aspects of amounts received under a variable annuity contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of law to individual circumstances.

The United States Congress has, in the past, considered legislation that, if enacted, would have taxed the inside build-up in certain annuities. While this proposal was not enacted, Congress remains interested in the taxation of the inside build-up of annuity contracts. Policyholders should consult their tax advisor regarding the status of new, similar provisions before purchasing the Policy.

Section 72 of the Code governs taxation of annuities in general. Under existing provisions of the Code, except as described below, any increase in the value of an annuity contract is not taxable to the contract owner or annuitant until received, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. However, as a general rule, deferred annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year.

In certain circumstances, contracts will be treated as held by a natural person if the nominal owner is a non-natural person and the beneficial owner is a natural person, but this special exception will not apply in the case of any employer who is the nominal owner of an annuity contract providing non-qualified deferred compensation for its employees. Exceptions to the general rule (of immediate taxation) for contracts which are held by a corporation, trust, or similar entity may apply with respect to (1) annuities held by an estate of a decedent, (2) annuity contracts issued in connection with qualified retirement plans, or IRAs, (3) certain annuities purchased by employers upon the termination of a qualified retirement plan, (4) certain annuities used in connection with structured settlement agreements, and (5) annuities purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity.

When annuity payments commence, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if the Policyowner has not previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been included in the taxable income of the Policyowner, this aggregate amount will be considered the "investment in the contract." For fixed annuity payments, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the contract; the remainder of each payment is taxable. However, once the total amount of the taxpayer's investment in the contract is excluded using this ratio, annuity payments will be fully taxable. If annuity payments cease before the total amount of the taxpayer's investment in the contract is recovered, the unrecovered amount will be allowed as a deduction to the Policyowner in his or her last taxable year.

In the case of a withdrawal, amounts received are taxable as ordinary income to the extent that the cash value of the contract (determined without regard to any withdrawal charges) before the withdrawal exceeds the "investment in the contract." Amounts loaned under an annuity contract or amounts received pursuant to an assignment or pledge of an annuity contract are treated as withdrawals. There are special rules for loans to participants from annuity contracts held in connection with qualified retirement plans or IRAs. With respect to contracts issued after April 22, 1987, if an individual transfers an annuity contract without adequate consideration to a person other than his or her spouse (or former spouse incident to divorce), he or she will be taxed on the difference between the contract value minus any withdrawal charge and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

In addition, there is a 10% penalty tax on the taxable amount of any payment unless the payment is: (a) received on or after the contract owner reaches age 59 1/2; (b) attributable to the contract owner's becoming disabled; (c) made to a beneficiary on the death of the contract owner; (d) made to a beneficiary on the death of the primary annuitant if the contract owner is not a natural person; (e) made as a series of substantially equal periodic payments for the life of the annuitant (or the joint lives of the annuitant and beneficiary), subject to certain recapture rules; (f) made under an annuity contract that is purchased with a single premium whose annuity starting date is no later than a year from purchase of the annuity; (g) attributable to investment in the contract before August 14, 1982; and (h) made with respect to certain annuities issued in connection with structured settlement agreements. Also, special rules may apply to annuity contracts issued in connection with qualified retirement plans.

For both withdrawals and annuity payments under some types of plans qualifying for special federal income tax treatment ("qualified plans"), there may be no "investment in the contract" and the total amount received may be taxable.

Where the Policy is owned by an individual, Manufacturers Life of America will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Policy unless the distributee notifies Manufacturers Life of America at or before the time of the distribution that he or she elects not to have any amounts withheld. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. The withholding rate applicable to the taxable portion of nonperiodic payments (including withdrawals prior to the annuity commencement date) is 10%. Where the Policy is not owned by an individual or it is owned in connection with a qualified plan, or when the owner is a non-resident alien, special withholding rules may apply.

In connection with the issuance of temporary regulations relating to diversification requirements for separate accounts or funds underlying variable life and annuity policies, the Treasury Department has announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular sub-accounts of the Account. Regulations in this regard are expected in the near future. It is not clear what these regulations will provide or whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations.

For purposes of determining a Policyholder's gross income from distributions which are not in the form of an annuity, the Code provides that all deferred annuity contracts issued by the same company to the same Policyholder during any calendar year shall be treated as one annuity contract. Additional rules may be promulgated under this provision to prevent avoidance of its effect. For further information on current aggregation rules under this and other Code provisions, see your tax adviser.

What Qualified Plans May Utilize The Policies?

The contracts are available for use with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the use of the Policies with the various types of qualified plans. Policyowners, annuitants and beneficiaries are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the Policy. Following are brief descriptions of the various types of qualified plans in connection with which Manufacturers Life of America will issue a Policy.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. Distributions from these qualified plans are subject to special withholding rules. Consult your plan administrator before taking a distribution which you wish to roll over. A direct rollover from a qualified plan is permitted and is exempt from the special witholding rules. Sales of the Policies for use with IRAs may be subject to special requirements of the Internal Revenue Service. When issued in connection with an IRA, a Policy will be amended as necessary to conform to the requirements of federal laws governing such plans.

Corporate and Self-Employed (H.R. 10 and Keogh) Pension and Profit Sharing Plans. Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may establish plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies in order to provide benefits under the plans. Employers intending to use Policies in connection with such plans should seek competent advice.

State And Local Government Deferred Compensation Plans. Section 457 of the Code permits employees of state and local governments, rural electric cooperatives and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent Policies are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as owner of the Policy has the sole right to the proceeds of the Policy. Those who intend to use Policies in connection with such plans should seek qualified advice as to the tax and legal consequences of such an investment.

Purchase of Policies by Charitable Remainder Trusts

The Policies may be purchased by Charitable Remainder Trusts. If a Charitable Remainder Trust is the Policyowner, the character of amounts received by the income beneficiary of the Charitable Remainder Trust depends on the character of the income in the trust. To the extent the trust has any undistributed ordinary income, amounts received by the income beneficiary from the trust are taxed as ordinary income. The Internal Revenue Service has held in at least one private letter ruling that any increase in the value of a Policy will be treated as income to the trust in the year it accrues regardless whether it is actually received by the trust. However, a private letter ruling cannot be relied on as precedent by anyone other than the taxpayer who requests it.

Other Matters

What Voting Rights Do Policyowners Have?


As stated above, all of the assets held in the Variable Accounts will be invested in shares of a particular Portfolio of NASL Series Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the Variable Accounts in accordance with instructions received from Policyowners having an interest in such Accounts. Shares held in each Variable Account for which no timely instructions from Policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that Variable Account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Variable Accounts in its own right, it may elect to do so.

The number of shares in each Variable Account for which instructions may be given by a Policyowner is determined by dividing the portion of that Policy's Variable Policy Value derived from participation in that Variable Account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting of the shareholders of NASL Series Trust.

Where Can Financial Information Be Found?

Financial statements of Manufacturers Life of America and of the Account are included in the Statement of Additional Information.

Performance And Other Comparative Information


From time to time, in advertisements or in reports to Policyowners, Manufacturers Life of America may quote various independent quotation services for the purpose of comparing Manufacturers Life of America's Policies' performance and other rankings with other companies' variable annuity policies and for the purpose of comparing any of the Portfolios of NASL Series Trust with other mutual funds with similar investment objectives. Performance rankings are not to be considered indicative of the future performance of the Portfolios.
The quotation services which are currently followed by the Company include Lipper Analytical

Services, Inc.("Lipper"), Morningstar, Inc., Variable Annuity Research and Data Service, and Money Magazine; however, other nationally recognized rating services may be quoted in the future. The performance of certain indices may also be quoted in advertisements or in reports to Policyowners. These indices include Standard & Poor's 500 Index, National Association of Real Estate A11 REIT's Index, Salomon Brothers (broad corporate index), Dow Jones Industrial Average, Donoghue Prime Money Fund Index, 3 month Treasury Bills, the National Association of Securities Dealers Automated Quotation System, the Financial Times Actuaries World Index and the following Lipper Indices: Money-Market Funds, Corporate Bond Funds, Balanced Funds, Growth Funds, Small-Company Growth Funds, Real Estate Funds, International Funds and Pacific Region Funds.

Advertising Performance Of Variable Accounts.

Manufacturers Life of America may publish advertisements or distribute sales literature that contain performance data relating to the sub-accounts of Separate Account Two. Performance data will include average annual return quotations for one-year, five-year (when applicable) and ten-year (when applicable) periods ending the last day of the month. Quotations for the period since inception of the Portfolio underlying a sub-account will replace such periods for a Portfolio that has not been in existence for a full five-year or ten-year period. In the case of a new Portfolio that is less than one year old, the one-year figure would be replaced by an aggregate for the period since inception. Average annual total returns may also be advertised for three-year periods and one-year periods as of the last day of any month.

Average annual total return is the average annual compounded rate of return that equates a purchase payment to the market value of that purchase payment on the last day of the period for which the return is calculated. Aggregate total return, which will also be advertised from time to time, is the percentage change that equates a purchase payment to the market value of that purchase payment on the last day of the period. For the purpose of the calculations it is assumed that an initial payment of $1,000 is made on the first day of the period for which the total return is calculated. All recurring charges are reflected in the calculations. Asset charges are reflected in changes in unit values. For purposes of the calculations, the annual administration charge is estimated by dividing the total administration charges collected during a given year by the average total assets attributable to the policies during that year (including amounts allocated to both Separate Account Two and the Guaranteed Interest Account), multiplying that percentage by the average of the beginning and ending values of the hypothetical investment and subtracting the result from the year-end account value. The contingent deferred sales charge that would be applicable to withdrawals at the end of periods for which the total return is measured are assumed to be deducted at the end of the period.

The Policies were first offered to the public in 1987. However, total return data may be advertised for as long a period of time as the underlying separate account has been active. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period, with all Policy charges and the daily mortality and expense charges deducted. Policy charges for periods prior to 1988 are based on the average rate for the first six years in which the Policies were offered.

Total returns if surrendered for the period ending December 31, 1995 were as follows:

                                                                                           AVG. ANNUAL    AGGREGATE
                              AVG. ANNUAL    AVG. ANNUAL    AVG. ANNUAL    AVG. ANNUAL     TOTAL RETURN   TOTAL RETURN
                              TOTAL RETURN   TOTAL RETURN   TOTAL RETURN   TOTAL RETURN    SINCE          SINCE
                              ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS**     INCEPTION*     INCEPTION*
                              ------------   ------------   ------------   ------------    ------------   ------------

Emerging Growth                    N/A            N/A           N/A             N/A             N/A             N/A
Balanced                           N/A            N/A           N/A             N/A             N/A             N/A
Capital Growth Bond              11.99%          5.69%         7.79%           8.21%          10.34%         210.77%
Quantitative Equity
  (formerly Common Stock)        20.89%          9.44%        12.59%            N/A            8.75%         107.03%
Real Estate Securities            6.95%          8.59%        17.07%            N/A           10.00%         128.66%
Money Market                     (2.41%)         1.45%         2.65%           4.57%           4.63%          61.18%
International Stock                N/A            N/A           N/A             N/A             N/A             N/A
Pacific Rim Emerging Markets      3.32%           N/A           N/A             N/A           (2.55%)         (3.15%)


* June 26, 1984 for the Capital Growth Bond Trust; June 18, 1985 for the Money Market Trust; May 1, 1987 for the Quantitative Equity (formerly Common Stock) and Real Estate Securities Trusts; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Growth, Balanced and International Stock Trusts.

** Policies have been offered only since November 3, 1987. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.



Total returns if not surrendered are as follows:

                                                                                             AVG. ANNUAL    AGGREGATE
                              AVG. ANNUAL     AVG. ANNUAL     AVG. ANNUAL    AVG. ANNUAL     TOTAL RETURN   TOTAL RETURN
                              TOTAL RETURN    TOTAL RETURN    TOTAL RETURN   TOTAL RETURN    SINCE          SINCE
                              ONE YEAR        THREE YEARS     FIVE YEARS     TEN YEARS**     INCEPTION*     INCEPTION*
                              ------------    ------------    ------------   ------------    ------------   ------------

Emerging Growth                    N/A             N/A            N/A             N/A             N/A             N/A
Balanced                           N/A             N/A            N/A             N/A             N/A             N/A
Capital Growth Bond              18.99%           7.16%          8.23%           8.21%          10.34%         210.77%
Quantitative Equity
  (formerly Common Stock)        27.89%          10.81%         12.96%            N/A            8.75%         107.03%
Real Estate Securities           13.95%           9.98%         17.39%            N/A           10.00%         128.66%
Money Market                      4.59%           3.02%          3.21%           4.57%           4.63%          61.18%
International Stock                N/A             N/A            N/A             N/A             N/A             N/A
Pacific Rim Emerging Markets     10.32%            N/A            N/A             N/A            3.09%           3.85%


* June 26, 1984 for the Capital Growth Bond Trust; June 18, 1985 for the Money Market Trust; May 1, 1987 for the Quantitative Equity (formerly, Common Stock) and Real Estate Securities Trusts; October 4, 1994 for the Pacific Rim Emerging Markets Trust; and December 31, 1996 for the Emerging Growth, Balanced and International Stock Trusts.

** Policies have been offered only since November 3, 1987. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which policy assets may be invested.

Aggregate total returns if surrendered as of the end of each year since inception are as follows:


                               1995      1994      1993      1992     1991      1990
                              -------  --------  --------  --------  -------  --------

Emerging Growth                 N/A       N/A       N/A       N/A      N/A       N/A
Balanced                        N/A       N/A       N/A       N/A      N/A       N/A
Capital Growth Bond           11.99%   (12.10%)    1.41%    (3.21%)   7.15%    (2.57%)
Quantitative Equity
  (formerly Common Stock)     20.89%   (11.82%)    4.21%    (3.04%)  20.80%   (11.74%)
Real Estate Securities         6.95%   (10.51%)   13.34%    12.03%   31.60%   (12.17%)
Money Market                  (2.41%)   (4.18%)   (5.32%)   (4.66%)  (2.32%)   (0.29%)
International Stock             N/A       N/A       N/A       N/A      N/A       N/A
Pacific Rim Emerging Markets   3.32%      N/A       N/A       N/A      N/A       N/A


                                1989     1988      1987      1986      1985     1984
                              -------  --------  --------  --------  -------  --------

Emerging Growth                 N/A       N/A       N/A       N/A      N/A       N/A
Balanced                        N/A       N/A       N/A       N/A      N/A       N/A
Capital Growth Bond            4.62%    (1.96%)   (9.54%)   13.08%   16.79%     5.11%
Quantitative Equity
  (formerly Common Stock)     21.22%     0.73%   (21.50%)     N/A      N/A       N/A
Real Estate Securities         0.03%     2.57%   (15.44%)     N/A      N/A       N/A
Money Market                  (0.52%)   (1.26%)   (1.91%)   (2.29%)  (3.94%)     N/A
International Stock             N/A       N/A       N/A       N/A      N/A       N/A
Pacific Rim Emerging Markets    N/A       N/A       N/A       N/A      N/A       N/A


     All of the above performance data are based on the actual historical performance of the Portfolios for specified periods, and the figures are not intended to indicate future performance.

Aggregate total returns as of the end of each year since inception, if not surrendered are as follows:


                                              1995    1994      1993     1992     1991     1990
                                             ------  -------  --------  -------  -------  --------

Emerging Growth Equity                          N/A      N/A       N/A      N/A      N/A       N/A
Balanced Assets                                 N/A      N/A       N/A      N/A      N/A       N/A
Capital Growth Bond                           18.99%   (5.48%)    9.41%    4.79%   15.15%     5.43%
Quantitative Equity (Formerly Common Stock)   27.89%   (5.19%)   12.21%    4.96%   28.80%    (5.10%)
Real Estate Securities                        13.95%   (3.77%)   21.34%   20.03%   39.60%    (5.56%)
Money-Market                                   4.59%    2.82%     1.68%    2.34%    4.68%     6.71%
International                                   N/A      N/A       N/A      N/A       N/A       N/A
Pacific Rim Emerging Markets                  10.32%   (5.86%)     N/A      N/A       N/A       N/A


                                              1989     1988     1987      1986     1985      1984
----------------------------                 ------  -------  --------  -------  --------  --------

Emerging Growth Equity                          N/A      N/A       N/A      N/A      N/A      N/A
Balanced Assets                                 N/A      N/A       N/A      N/A      N/A      N/A
Capital Growth Bond                           12.62%    6.04%    (2.73%)  21.08%   24.79%   13.11%
Quantitative Equity (Formerly Common Stock)   29.22%    8.73%   (15.59%)    N/A      N/A      N/A
Real Estate Securities                         8.03%   10.57%    (9.07%)    N/A      N/A      N/A
Money-Market                                   7.52%    5.74%     5.09%    4.71%    3.06%     N/A
International                                   N/A      N/A       N/A      N/A      N/A      N/A
Pacific Rim Emerging Markets                    N/A      N/A       N/A      N/A      N/A      N/A


     All of the above performance data are based on the actual historical performance of the Funds for specified periods, and the figures are not intended to indicate future performance.

                                   APPENDIX A

This Appendix describes the fixed portion of the Policies, which consists of the provisions based on the general account of Manufacturers Life of America, including those relating to the Guaranteed Interest Account and the annuity options. The interests of Policyowners arising from the allocation of purchase payments or the transfer of values to the Guaranteed Interest Account are not registered under the Securities Act of 1933, and the general account of Manufacturers Life of America is not registered as an investment company under the Investment Company Act of 1940. Accordingly, the fixed portion of the Policies is not subject to the provisions that would apply if registration under such acts were required. Manufacturers Life of America has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus that relate to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

What Is The Guaranteed Interest Account?

As noted in the prospectus, Policyowners may accumulate funds on a variable basis, by allocating purchase payments for investment in one or more of the Portfolios of NASL Series Trust, or on a fixed basis by allocating purchase payments to the Guaranteed Interest Account. The Guaranteed Interest Account provides for the credit of a guaranteed rate of interest of at least 4% per year to amounts allocated to such account. Amounts in the Guaranteed Interest Account will receive a Guaranteed Interest Rate set by Manufacturers Life of America on each Policy Anniversary for the ensuing Policy Year.

The $30 annual administration fee, if any, and any premium tax to be deducted against the Total Policy Value will be assessed against the Guaranteed Interest Account first to the extent sufficient amounts are available.

What Are The Annuity Options?

The Policyowner may elect one of the following annuity options described below. If no option is specified, annuity payments will be made as a life annuity with a ten-year certain period. Treasury or Labor Department regulations may require a different annuity option if no option is specified and may preclude the availability of certain options in connection with Qualified Policies. There may also be state insurance law requirements that limit the availability of certain options. The amounts payable under each option will be no less than amounts determined on the basis of tables contained in each Policy. Such tables are based on the 1983 Individual Annuity Mortality Tables and an assumed interest rate of 4% per year.

Option 1: Annuity Certain--payments in equal installments for a period of not less than five years and not more than twenty years.

Option 2(a): Life Annuity Without Refund--payments in equal installments during the lifetime of an annuitant. Upon the death of the annuitant, payments will cease. Since there is no guarantee that any minimum number of payments will be made, the payee may receive only one payment if he or she dies before the date the second payment is due.


Option 2(b):  Life Annuity With Certain Period--payments in equal installments during the lifetime of an annuitant and if the annuitant dies before installments have been paid for a designated period, either five, ten or twenty years, payments will continue for the remainder of the period selected.

Option 2(c):  Life Annuity With Installment Refund--payments in equal installments during the lifetime of an annuitant and if the annuitant dies before the total installments paid equal the Total Policy Value applied to provide the annuity, payments will continue until the Total Policy Value has been paid.

Option 3(a):  Joint and Survivor Annuity Without Refund--payments in equal installments during the lifetime of two annuitants with payments continuing in full amount to the survivor upon death of either. Since there is no guarantee that any minimum number of payments will be made, the payees may receive only one payment if they both die before the date the second payment is due.

Option 3(b):  Joint and Survivor Annuity With Certain Period--payments in equal installments during the lifetime of two annuitants and if both die before installments have been paid for a ten-year period, payments will continue for the remainder of the period.


                  Under Options 2(b), 2(c) and 3(b), upon the death of the annuitant or second to die of joint annuitants, the beneficiary may elect to receive the commuted value of any remaining payments. Any such commutation will be at the interest rate used to determine the amount of the annuity payments plus 1/2%.

Please tear off, complete and return the form below to order a Statement of Additional Information for the Multi-Account Flexible Payment Variable Annuity Policy offered by this prospectus. Address the form to the Service Office as follows:

     The Manufacturers Life Insurance
     Company of America
     Service Office
     200 Bloor Street East
     Toronto, Ontario, Canada
     M4W 1E5


                         Multi-Account Flexible Payment
                            Variable Annuity Policy

Please send me a free copy of the Statement of Additional Information for the Multi-Account Flexible Payment Variable Annuity Policy.

                             (Please Print or Type)

Name:                                               Policy#:

Address:


T
E
A
R

O
U
T

                                 PART B

                       INFORMATION REQUIRED IN A

                   STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

SEPARATE ACCOUNT TWO

of

The Manufacturers Life Insurance

Company of America

This Statement of Additional Information relates to certain Flexible Payment Variable Annuity Policies issued by the Manufacturers Life Insurance Company of America. The Statement of Additional Information is not a prospectus but should be read in conjunction with the prospectus of Separate Account Two dated December 31, 1996 which may be obtained from the Manufacturers Life of America Service Office, 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The date of this Statement of Additional Information is December 31, 1996.

                                        The Manufacturers
                                        Life Insurance Company
                                        of America


                                        ManEquity, Inc.

Table of Contents

                                                               Page
                                                               ----

Who Sells The Policies? ....................................    38
What Responsibilities Has Manufacturers Life Assumed? ......    38
Who Are The Directors And Officers Of Manufacturers
    Life of America? .......................................    38
What State Regulations Apply? ..............................    41
Is There Any Litigation Pending? ...........................    41
Where Can Further Information Be Found? ....................    41
Legal Matters ..............................................    41
Experts ....................................................    41
Financial Statements .......................................    42

Who Sells The Policies?

ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to an Underwriting Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so.


For the years ended December 31, 1993, December 31, 1994, and December 31, 1995, ManEquity, Inc. received $2,053,998, $2,389,494, and $3,355,185 respectively, as compensation for sales of the Policies by its registered representatives. Of these amounts, $1,897,235, $2,283,353, and $3,262,711 respectively, were remitted to Manufacturers Life to reimburse it for commissions paid to such registered representatives pursuant to the agreement described below.


What Responsibilities Has Manufacturers Life Assumed?

Manufacturers Life and The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA") have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life and Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life and Manufacturers USA for all sales commissions paid by Manufacturers Life and Manufacturers USA and will pay Manufacturers Life and Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA, have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and record keeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies. Under this agreement Manufacturers Life of America is obligated to reimburse operating expenses and costs incurred by Manufacturers Life and Manufacturers USA on behalf of Manufacturers Life of America. For 1993, 1994, and 1995, Manufacturers Life of America paid $17,831,031, $21,326,446, and $23,211,484 respectively, to Manufacturers Life pursuant to the agreement.


Who Are The Directors And Officers Of Manufacturers Life of America?


The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:

                               Positions With
                               Manufacturers Life
Name                           of America                       Principal Occupation
Sandra M. Cotter               Director                         Attorney 1989-present, Dykema
   (34)                                                         Gossett

James D. Gallagher             Director, Secretary,             Vice President, Legal Services
   (42)                        and General Counsel              --January 1996-present, The
                                                                Manufacturers Life Insurance
                                                                Company; Vice President,
                                                                Secretary and General Counsel--
                                                                1994-present, North American
                                                                Security Life; Vice President
                                                                and Associate General Counsel--
                                                                1991-1994, The Prudential
                                                                Insurance Company of America

Bruce Gordon                   Director                         Vice President, -U.S. Operations
   (53)                                                         -Pensions -- 1990-present, The
                                                                Manufacturers Life Insurance
                                                                Company

Donald A. Guloien              Director and President           Senior Vice President, Business
   (39)                                                         Development 1994-present, The
                                                                Manufacturers Life Insurance
                                                                Company; Vice President, U.S.
                                                                Individual Business -- 1990-1994,
                                                                The Manufacturers Life Insurance
                                                                Company

Theodore Kilkuskie, Jr.        Director                         Vice President, U.S. Individual
   (41)                                                         Insurance -- June 1995-present,
                                                                The Manufacturers Life Insurance
                                                                Company; Executive Vice President,
                                                                Mutual Funds -- January 1995-May 1995,
                                                                State Street Research; Vice President,
                                                                Mutual Funds -- 1987-1994, Metropolitan
                                                                Life Insurance Company


                                Positions With
                                Manufacturers Life
Name                            of America                      Principal Occupation

Joseph J. Pietroski             Director                        Senior Vice President, General
   (58)                                                         Counsel and Corporate Secretary --
                                                                1988-present, The Manufacturers
                                                                Life Insurance Company

John D. Richardson              Chairman and Director           Senior Vice President and General
   (58)                                                         Manager, U.S. Operations
                                                                1995-present, The Manufacturers
                                                                Life Insurance Company; Senior
                                                                Vice President and General
                                                                Manager, Canadian Operations
                                                                1992-1994, The Manufacturers Life
                                                                Insurance Company; Senior Vice
                                                                President, Financial Services
                                                                1992, The Manufacturers Life
                                                                Insurance Company; Executive Vice
                                                                Chairman and CFO -- 1989-1991,
                                                                Canada Trust

John R. Ostler                  Vice President, Chief           Financial Vice President -- 1992-
   (43)                         Actuary and Treasurer           present, The Manufacturers Life
                                                                Insurance Company; Vice President
                                                                Insurance Products -- 1990-1992,
                                                                The Manufacturers Life Insurance
                                                                Company

Douglas H. Myers                Vice President,                 Assistant Vice President and
   (42)                         Finance and Compliance          Controller, U.S. Operations --
                                Controller                      1988-present; The Manufacturers
                                                                Life Insurance Company

Hugh McHaffie                   Vice President                  Vice President & Product Actuary --
   (37)                                                         June 1990-present, North American
                                                                Security Life


What State Regulations Apply?

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policy has been filed with insurance officials and meets all standards set by law in each jurisdiction where it is sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Is There Any Litigation Pending?

No litigation is pending that would have a material effect upon the Account or NASL Series Trust.

Where Can Further Information Be Found?

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in the prospectus and the Statement of Additional Information. The prospectus and the Statement of Additional Information do not include all the information set forth in the registration statement. The omitted information may be obtained from the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the first page of the prospectus.


Legal Matters

The legal validity of the Policies has been passed on by James D. Gallagher, Esq., Secretary and General Counsel of Manufacturers Life of America. Jones & Blouch L.L.P., Washington, D.C. has passed on certain matters relating to the federal securities law.


Experts

The financial statements of The Manufacturers Life Insurance Company of America and of Separate Account Two of The Manufacturers Life Insurance Company of America for the period ended December 31, 1995, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.

                              FINANCIAL STATEMENTS


The financial statements of Manufacturers Life of America included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Manufacturers Life of America to meet its obligations under the Policies.

Report of Independent Auditors


To the Board of Directors
The Manufacturers Life Insurance
     Company of America

We have audited the accompanying statement of assets and liabilities of Separate Account Two of The Manufacturers Life Insurance Company of America (comprising, respectively, Emerging Growth Equity Sub-Account, Common Stock Sub-Account, Real Estate Securities Sub-Account, Balanced Assets Sub-Account, Capital Growth Bond Sub-Account, Money Market Sub-Account, International Sub-Account and Pacific Rim Emerging Markets Sub-Account) as of December 31, 1995 and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the periods presented herein. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Two of The Manufacturers Life Insurance Company of America at December 31, 1995, and the results of its operations for the year then ended and the changes in its net assets for each of the periods presented herein, in conformity with generally accepted accounting principles.


Philadelphia, Pennsylvania                             ERNST & YOUNG LLP
February 2, 1996

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                      Statement of Assets and Liabilities

                               December 31, 1995


                                                      EMERGING             COMMON           REAL ESTATE
                                                    GROWTH EQUITY           STOCK           SECURITIES
                                                     SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                    -------------        -----------        -----------
 ASSETS
 Investment in Manulife Series
 Fund, Inc.--at market value:
     Emerging Growth Equity Fund,
         3,253,525 shares (cost $63,821,544)        $ 75,184,182
     Common Stock Fund,
         1,455,513 shares (cost $21,291,543)                             $ 25,135,478
     Real Estate Securities Fund,
         1,920,277 shares (cost $27,596,075)                                                $ 29,002,463
     Balanced Assets Fund,
         2,796,100 shares (cost $42,199,124)
     Capital Growth Bond Fund,
         1,330,622 shares (cost $14,917,846)
     Money Market Fund,
         1,703,408 shares (cost $18,029,071)
     International Fund,
         356,021 shares (cost $3,579,877)
     Pacific Rim Emerging Markets Fund,
         261,205 shares (cost $2,552,133)
                                                    ------------         ------------       ------------
                                                      75,184,182           25,135,478         29,002,463

 Receivable for policy-related transactions               25,534               15,359             31,606
                                                    ------------         ------------       ------------
 Net assets                                         $ 75,209,716         $ 25,150,837       $ 29,034,069
                                                    ============         ============       ============
 Units outstanding                                     1,670,956              977,871          1,149,409
                                                    ============         ============       ============
 Net asset value per unit                                 $45.01               $25.72             $25.26
                                                    ============         ============       ============

See accompanying notes.

                                                                                                         PACIFIC RIM
                                                BALANCED       CAPITAL                                    EMERGING
                                                 ASSETS      GROWTH BOND   MONEY MARKET   INTERNATIONAL    MARKETS
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT     TOTAL
                                               -----------   -----------   ------------   -------------   -----------  ------------
ASSETS
Investment in Manulife Series
Fund, Inc.--at market value:
  Emerging Growth Equity Fund,
      3,253,525 shares (cost $63,821,544)                                                                               $75,184,182
  Common Stock Fund,
      1,455,513 shares (cost $21,291,543)                                                                                25,135,478
  Real Estate Securities Fund,
      1,920,277 shares (cost $27,596,075)                                                                                29,002,463
  Balanced Assets Fund,
      2,796,100 shares (cost $42,199,124)      $47,961,811                                                               47,961,811
  Capital Growth Bond Fund,
      1,330,622 shares (cost $14,917,846)                    $15,031,374                                                 15,031,374
  Money Market Fund,
      1,703,408 shares (cost $18,029,071)                                   $18,464,059                                  18,464,059
  International Fund,
      356,021 shares (cost $3,579,877)                                                    $3,798,197                      3,798,197
  Pacific Rim Emerging Markets Fund,
      261,205 shares (cost $2,552,133)                                                                   $2,704,903       2,704,903
                                               -----------   -----------    -----------   ----------     ----------    ------------
                                                47,961,811    15,031,374     18,464,059    3,798,197      2,704,903     217,282,467

Receivable for policy-related transactions          13,017        27,345         88,003        1,450          6,438         208,752
                                               -----------   -----------    -----------   ----------     ----------    ------------
Net assets                                     $47,974,828   $15,058,719    $18,552,062   $3,799,647     $2,711,341    $217,491,219
                                               ===========   ===========    ===========   ==========     ==========    ============
Units outstanding                                2,189,632       789,655      1,290,129      354,776        261,208
                                               ===========   ===========    ===========   ==========     ==========    ============
Net asset value per unit                            $21.91        $19.07         $14.38       $10.71         $10.38
                                               ===========   ===========    ===========   ==========     ==========    ============

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                            Statement of Operations

                          Year ended December 31, 1995


                                                          EMERGING           COMMON            REAL ESTATE
                                                        GROWTH EQUITY        STOCK             SECURITIES
                                                         SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT
                                                        -------------      -----------         -----------
Investment income:
  Dividend income                                         $1,809,461       $       -           $483,929
Expenses:
  Mortality and expense risks charge                         630,475         199,735            270,300
                                                        ------------      ----------          ---------
Net investment income (loss)                               1,178,986        (199,735)           213,629
                                                        ------------      ----------          ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales                                    8,790,460       1,833,948          5,825,223
    Cost of securities sold                                7,106,591       1,582,299          5,602,096
                                                        ------------      ----------          ---------
    Net realized gain (loss)                               1,683,869         251,649            223,127
                                                        ------------      ----------          ---------
Unrealized (depreciation) appreciation
  of investments:
    Beginning of year                                       (546,353)     (1,126,818)        (1,736,824)
    End of year                                           11,362,638       3,843,935          1,406,388
                                                        ------------      ----------          ---------
Net unrealized appreciation
  during the year                                         11,908,991       4,970,753          3,143,212
                                                        ------------      ----------          ---------
Net realized and unrealized gain on
  investments                                             13,592,860       5,222,402          3,366,339
                                                        ------------      ----------          ---------
Net increase in net assets derived
  from operations                                        $14,771,846      $5,022,667         $3,579,968
                                                         ===========      ==========         ==========


See accompanying notes.

                                                                                                          PACIFIC RIM
                                                    BALANCED      CAPITAL                                  EMERGING
                                                     ASSETS     GROWTH BOND  MONEY MARKET  INTERNATIONAL    MARKETS
                                                   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    TOTAL
                                                   -----------  -----------  ------------  -------------  ----------- -----------
Investment income:
  Dividend income                                       $57,666   $1,046,495         $ 668      $89,871     $32,371    $3,520,461

Expenses:
  Mortality and expense risks charge                    411,536      127,065       155,913       25,067      16,867     1,836,958
                                                     ----------   ----------    ----------     --------    --------   -----------
Net investment income (loss)                           (353,870)     919,430      (155,245)      64,804      15,504     1,683,503
                                                     ----------   ----------    ----------     --------    --------   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales                               4,206,198    2,183,478    13,837,707      270,103     731,924    37,679,041
    Cost of securities sold                           3,972,255    2,260,461    13,514,965      264,304     708,114    35,011,085
                                                     ----------   ----------    ----------     --------    --------   -----------
    Net realized gain (loss)                            233,943      (76,983)      322,742        5,799      23,810     2,667,956
                                                     ----------   ----------    ----------     --------    --------   -----------
Unrealized (depreciation) appreciation
  of investments:
    Beginning of year                                (3,067,645)  (1,230,071)      (96,137)      (5,646)    (14,100)   (7,823,594)
    End of year                                       5,762,687      113,528       434,988      218,320     152,770    23,295,254
                                                     ----------   ----------    ----------     --------    --------   -----------
Net unrealized appreciation
  during the year                                     8,830,332    1,343,599       531,125      223,966     166,870    31,118,848
                                                     ----------   ----------    ----------     --------    --------   -----------
Net realized and unrealized gain on
  investments                                         9,064,275    1,266,616       853,867      229,765     190,680    33,786,804
                                                     ----------   ----------    ----------     --------    --------   -----------
Net increase in net assets derived
  from operations                                    $8,710,405   $2,186,046      $698,622     $294,569    $206,184   $35,470,307
                                                     ==========   ==========    ==========     ========    ========   ===========

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                      Statements of Changes in Net Assets

                     Years ended December 31, 1995 and 1994


                                        EMERGING GROWTH                COMMON STOCK              REAL ESTATE SECURITIES
                                       EQUITY SUB-ACCOUNT               SUB-ACCOUNT                   SUB-ACCOUNT
                                   -------------------------      -------------------------     -------------------------
                                    YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                    DEC. 31/95     DEC. 31/94      DEC. 31/95     DEC. 31/94     DEC. 31/95     DEC. 31/94
                                    ----------     ----------      ----------     ----------     ----------     ----------
FROM OPERATIONS
Net investment income (loss)       $ 1,178,986    $  (235,238)    $  (199,735)   $   661,874    $   213,629    $   383,354
Net realized gain (loss)             1,683,869        281,851         251,649        114,996        223,127        166,653
Unrealized appreciation
  (depreciation) of
  investments
  during the year                   11,908,991     (2,010,919)      4,970,753     (1,522,706)     3,143,212     (1,864,424)
                                   -----------    -----------     -----------    -----------    -----------    -----------
Increase (decrease) in net
  assets derived from operations    14,771,846     (1,964,306)      5,022,667       (745,836)     3,579,968     (1,314,417)
                                   -----------    -----------     -----------    -----------    -----------    -----------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums           9,075,130     20,192,208       3,138,683      6,307,192      2,395,793     11,495,742
  Transfer on death                    (40,037)       (34,481)         (7,409)        (9,742)       (17,513)       (32,754)
  Transfer on terminations          (3,053,099)    (1,175,021)       (681,944)      (211,937)    (1,232,704)      (365,263)
  Transfer of maturity                  83,583        (85,686)         67,266        (88,804)         4,515        (51,701)
  Net interfund transfers            2,606,912      2,047,524       1,459,853        619,575     (2,418,292)       616,085
                                   -----------    -----------     -----------    -----------    -----------    -----------
                                     8,672,489     20,944,544       3,976,449      6,616,284     (1,268,201)    11,662,109
                                   -----------    -----------     -----------    -----------    -----------    -----------
Net increase in net
  assets                            23,444,335     18,980,238       8,999,116      5,870,448      2,311,767     10,347,692


NET ASSETS
Beginning of year                   51,765,381     32,785,143      16,151,721     10,281,273     26,722,302     16,374,610
                                   -----------    -----------     -----------    -----------    -----------    -----------
End of year                        $75,209,716    $51,765,381     $25,150,837    $16,151,721    $29,034,069    $26,722,302
                                   ===========    ===========     ===========    ===========    ===========    ===========

See accompanying notes.

                                     BALANCED ASSETS                CAPITAL GROWTH                MONEY MARKET
                                       SUB-ACCOUNT                 BOND SUB-ACCOUNT               SUB-ACCOUNT
                                ------------------------       -------------------------     -------------------------
                                YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31/95     DEC. 31/94      DEC. 31/95     DEC. 31/94     DEC. 31/95     DEC. 31/94
                                ----------     ----------      ----------     ----------     ----------     ----------
FROM OPERATIONS
Net investment income (loss)    $  (353,870)   $ 1,558,050     $   919,430    $   610,867    $  (155,245)   $   290,192
Net realized gain (loss)            233,943        126,212         (76,983)      (126,465)       322,742         33,679
Unrealized appreciation
  (depreciation) of
  investments
  during the year                 8,830,332     (3,343,719)      1,343,599     (1,003,242)       531,125        (76,402)
                                -----------    -----------     -----------     ----------     ----------    -----------
Increase (decrease) in net
  assets derived from
  operations                      8,710,405     (1,659,457)      2,186,046       (518,840)       698,622        247,469
                                -----------    -----------     -----------     ----------     ----------    -----------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums        5,071,298     14,684,868       2,368,800      4,091,955     10,039,733      9,297,572
  Transfer on death                 (84,545)       (51,630)        (12,196)        (2,484)       (27,370)            --
  Transfer on terminations       (1,647,362)      (715,314)       (719,239)      (530,903)    (2,420,434)      (504,302)
  Transfer of maturity               12,834        (59,741)         25,737        (49,450)       (38,588)        (2,334)
  Net interfund transfers           377,983       (860,845)        438,281       (686,906)    (2,334,352)      (801,647)
                                -----------    -----------     -----------     ----------    -----------    -----------
                                  3,730,208     12,997,338       2,101,383      2,822,212      5,218,989      7,989,289
                                -----------    -----------     -----------     ----------    -----------    -----------

Net increase in net
  assets                         12,440,613     11,337,881       4,287,429      2,303,372      5,917,611      8,236,758

NET ASSETS
Beginning of year                35,534,215     24,196,334      10,771,290      8,467,918     12,634,451      4,397,693
                                -----------    -----------     -----------    -----------    -----------    -----------
End of year                     $47,974,828    $35,534,215     $15,058,719    $10,771,290    $18,552,062    $12,634,451
                                ===========    ===========     ===========    ===========    ===========    ===========

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                Statements of Changes in Net Assets (continued)

                     Years ended December 31, 1995 and 1994


                                                                         PACIFIC RIM
                                            INTERNATIONAL              EMERGING MARKETS
                                             SUB-ACCOUNT                 SUB-ACCOUNT                    TOTAL
                                      -------------------------   --------------------------    ------------------------
                                      YEAR ENDED  *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED    YEAR ENDED    YEAR ENDED
                                      DEC. 31/95   DEC. 31/94     DEC. 31/95     DEC. 31/94     DEC. 31/95    DEC. 31/94
                                      ----------  -------------   ----------   -------------    ----------    ----------
FROM OPERATIONS
Net investment income (loss)          $  64,804   $      1,326    $    15,504  $      1,553     $  1,683,503  $ 3,271,978
Net realized  gain (loss)                 5,799            (89)        23,810          (873)       2,667,956      595,964
Unrealized appreciation
  (depreciation) of investments
  during the year                       223,966         (5,646)       166,870       (14,100)      31,118,848   (9,841,158)
                                     ----------       --------     ----------      --------     ------------  -----------
Increase (decrease) in net assets
  derived from operations               294,569         (4,409)       206,184       (13,420)      35,470,307   (5,973,216)
                                     ----------       --------     ----------      --------     ------------  ------------

FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums            1,231,995        266,607        988,086       162,380       34,309,518    66,498,524
  Transfer on death                          --             --             --            --         (189,070)     (131,091)
  Transfer on terminations              (61,097)           (69)       (45,863)          (40)      (9,861,742)   (3,502,849)
  Transfer of maturity                       --             --             --            --          155,347      (337,716)
Net interfund transfers               1,467,355        604,696        929,903       484,111        2,527,643     2,022,593
                                     ----------       --------     ----------      --------     ------------  ------------
                                      2,638,253        871,234      1,872,126       646,451       26,941,696    64,549,461
                                     ----------       --------     ----------      --------     ------------  ------------

Net increase in net
  assets                              2,932,822        866,825      2,078,310       633,031       62,412,003    58,576,245

NET ASSETS
Beginning of year                       866,825             --        633,031            --      155,079,216    96,502,971
                                     ----------       --------     ----------      --------     ------------  ------------
End of year                          $3,799,647       $866,825     $2,711,341      $633,031     $217,491,219  $155,079,216
                                     ==========       ========     ==========      ========     ============  ============


* Reflects the period from commencement of operations October 4, 1994 through December 31, 1994.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION

Separate Account Two of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is currently comprised of eight investment sub-accounts, one for each series of shares of Manulife Series Fund, Inc., available for allocation of net premiums under variable annuity policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America").


The Separate Account was established by Manufacturers Life of America, a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.) ("MRC"), as a separate investment account on November 3, 1987. MRC is a life insurance holding company organized in 1983 under Michigan law and a wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada.


The assets of the Separate Account are the property of Manufacturers Life of America. The portion of the Separate Account's assets applicable to the Policies will not be charged with liabilities arising out of any other business Manufacturers Life of America may conduct.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:

a. Valuation of Investments - Investments are made among the eight Funds of Manulife Series Fund, Inc. and are valued at the reported net asset values of these Funds. Transactions are recorded on the trade date. Net investment income and net realized and unrealized gain (loss) on investments in Manulife Series Fund, Inc. are reinvested.

b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.

c.   Dividend income is recorded on the ex-dividend date.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                   Notes to Financial Statements (continued)


2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

d. Federal Income Taxes - Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.

     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to Separate Account operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.


USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. MORTALITY AND EXPENSE RISKS CHARGE

Manufacturers Life of America deducts from the assets of the Separate Account a daily charge equivalent to an annual rate of 1.0% of the average net value of the Separate Account's assets for mortality and expense risks.

4. PURCHASES AND SALES OF MANULIFE SERIES FUND, INC. SHARES

Purchases and sales of the shares of common stock of Manulife Series Fund, Inc. for the year ended December 31, 1995 were $66,126,070 and $37,679,041, respectively and for the year ended December 31, 1994 were $83,423,197 and $15,243,525, respectively.

                            Separate Account Two of
              The Manufacturers Life Insurance Company of America

                   Notes to Financial Statements (continued)



5. RELATED PARTY TRANSACTIONS

ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.

Manufacturers Life of America has a formal service agreement with its affiliate, Manulife Financial, which can be terminated by either party upon two months' notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

Report of Independent Auditors


The Board of Directors
The Manufacturers Life Insurance
    Company of America


We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1995 and 1994, and the related statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of America at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Insurance Department of the State of Michigan.


Philadelphia, Pennsylvania                             ERNST & YOUNG LLP
February 2, 1996

              The Manufacturers Life Insurance Company of America

                                 Balance Sheets

                                                               DECEMBER 31
                                                           1995          1994
                                                      -----------------------------
ASSETS
Bonds, at amortized cost (market $66,046,733--
  1995 and $51,082,395--1994)                         $ 62,757,202     $ 52,149,080
Stocks                                                  22,584,259       25,629,580
Short-term investments                                          --       10,914,561
Policy loans                                             6,955,292        4,494,390
                                                      ------------     ------------
Total investments                                       92,296,753       93,187,611

Cash                                                     9,674,362        5,069,197
Life insurance premiums deferred and uncollected           504,818           13,646
Accrued investment income                                1,059,536          796,333
Separate account assets                                480,404,450      302,736,198
Funds receivable on reinsurance assumed                         --          880,284
Receivable for undelivered securities                      146,328           69,003
Taxes recoverable                                        3,308,316               --
Investment in subsidiary                                 1,080,184               --
Other assets                                               267,015          333,651
                                                      ------------     ------------
Total assets                                          $588,741,762     $403,085,923
                                                      ============     ============

LIABILITIES, CAPITAL AND SURPLUS
Aggregate policy reserves                              $26,683,090      $29,761,174
Other contract deposits                                  1,238,943        3,938,425
Interest maintenance and asset valuation reserves        4,742,400          111,566
Policy and contract claims                                 582,853           94,346
Provision for policyholder dividends payable             2,346,258        1,385,409
Amounts due to affiliates                                9,049,217        7,377,108
Payable for undelivered securities                          80,821        3,512,459
Accrued liabilities                                      7,315,315        4,773,565
Separate account liabilities                           480,404,450      302,736,198
                                                      ------------     ------------
Total liabilities                                      532,443,347      353,690,250

Capital and surplus:
  Common shares, par value $1.00; authorized,
    5,000,000 shares; issued and outstanding
    4,501,857 shares (4,501,855 shares in 1994)          4,501,857        4,501,855
  Preferred shares, par value $100; authorized
    5,000,000 shares; issued and outstanding
    105,000 shares                                      10,500,000       10,500,000
  Surplus note                                           8,500,000               --
  Capital paid in excess of par value                   63,500,180       49,849,998
  Deficit                                              (30,703,622)     (15,456,180)
                                                      ------------     ------------
Total capital and surplus                               56,298,415       49,395,673
                                                      ------------     ------------
Total liabilities, capital and surplus                $588,741,762     $403,085,923
                                                      ============     ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                            Statements of Operations

                                                                    YEAR ENDED DECEMBER 31
                                                             1995             1994            1993
                                                        -----------------------------------------------
Revenues:
  Life and annuity premiums, principally
   reinsurance assumed                                  $  5,956,997      $ 25,385,628     $ 12,745,981
  Other life and annuity considerations                  153,859,957       168,075,003      113,332,974
  Investment income, net of investment
   expenses                                                5,840,560         3,588,629        3,323,962
  Amortization of interest maintenance reserve                23,975            19,527           32,866
  Commission and expense allowance
   on reinsurance ceded                                      147,109           187,694               --
  Foreign exchange (loss) gain                              (284,127)          114,728         (197,971)
  Other revenue                                              211,191            54,763           33,935
                                                        ------------      ------------     ------------
Total revenues                                           165,755,662       197,425,972      129,271,747

Benefits paid or provided:
  (Decrease) increase in aggregate policy reserves        (3,078,084)       16,741,569        5,168,484
  (Decrease) increase in liability for deposit funds      (2,699,482)          654,214        2,820,520
  Transfers to separate accounts, net                     99,807,392       136,896,150       98,601,141
  Death benefits                                           3,981,377           640,875          582,534
  Disability benefits                                        123,786                --               --
  Maturity benefits                                          207,719           580,615           79,253
  Surrender benefits                                      22,028,224         3,701,591        2,319,926
                                                        ------------      ------------     ------------
                                                         120,370,932       159,215,014      109,571,858

Insurance expenses:
  Management fee                                          22,864,000        21,222,310       12,378,288
  Commissions                                             21,411,198        23,416,110       14,742,130
  General expenses                                        15,475,621         8,260,467        5,108,104
  Commissions and expense allowances
   on reinsurance assumed                                  1,014,163           810,252          329,634
                                                        ------------      ------------     ------------
                                                          60,764,982        53,709,139       32,558,156
                                                        ------------      ------------     ------------

Loss before policyholders' dividends
  and federal income tax                                 (15,380,252)      (15,498,181)     (12,858,267)
Dividends to policyholders                                 2,367,002         1,149,719          837,454
                                                        ------------      ------------     ------------
Loss before federal income tax                           (17,747,254)      (16,647,900)     (13,695,721)
Federal income tax benefit                                (4,115,770)               --         (324,643)
                                                        ------------      ------------     ------------

Net loss from operations after policyholders'
  dividends and federal income tax                       (13,631,484)      (16,647,900)     (13,371,078)
Net realized capital gains (net of capital
  gains tax of $807,453 in 1995; $0 in 1994,
  and $236,415 in 1993, and $1,567,770 in
  1995, $(554,000) in 1994, and $347,292 in
  1993 transferred (from) to the interest
  maintenance reserve)                                       (73,343)       (3,012,485)          93,618
                                                        ------------      ------------     ------------
Net loss from operations                                $(13,704,827)     $(19,660,385)    $(13,277,460)
                                                        ============      ============     ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                  Statements of Changes in Capital and Surplus


                                                              CAPITAL
                                                              PAID IN
                                                             EXCESS OF           SURPLUS
                                            CAPITAL          PAR VALUE          (DEFICIT)             TOTAL
                                          -----------       -----------        ------------        ------------
Balance, December 31, 1992                $35,001,853       $ 4,000,000        $ 16,542,195        $ 55,544,048

Net loss from operations                                                        (13,277,460)        (13,277,460)
Issuance of preferred shares                        1         5,849,999                               5,850,000
Increase in asset valuation reserve                                                 (13,076)            (13,076)
Increase in nonadmitted assets                                                     (133,575)           (133,575)
Change in net unrealized capital
  losses                                                                         (1,592,242)         (1,592,242)
Change in liability for reinsurance
  in unauthorized companies                                                         (29,905)            (29,905)
Company's share of increase in
  separate account assets, net                                                    4,308,148           4,308,148
                                          -----------       -----------        ------------         -----------
Balance, December 31, 1993                 35,001,854         9,849,999           5,804,085          50,655,938


Net loss from operations                                                        (19,660,385)        (19,660,385)
Issuance of common stocks                           1        19,999,999                              20,000,000
Capital restructuring of preference
  shares                                  (20,000,000)       20,000,000                                      --
Increase in asset valuation reserve                                                 (55,286)            (55,286)
Increase in nonadmitted assets                                                   (1,021,357)         (1,021,357)
Change in net unrealized capital
  losses                                                                           (425,082)           (425,082)
Change in liability for reinsurance
  in unauthorized companies                                                         (98,155)            (98,155)
                                          -----------       -----------        ------------         -----------
Balance, December 31, 1994                 15,001,855        49,849,998         (15,456,180)         49,395,673


Net loss from operations                                                        (13,704,827)        (13,704,827)
Issuance of common shares                           2        12,569,998                              12,570,000
Issuance of surplus note                    8,500,000                                                 8,500,000
Contribution of Manufacturers
  Adviser Corporation                                         1,080,184                               1,080,184
Increase in asset valuation reserve                                              (3,285,208)         (3,285,208)
Increase in nonadmitted assets                                                   (1,053,124)         (1,053,124)
Change in net unrealized capital
  losses                                                                          2,921,742           2,921,742
Change in liability for reinsurance
  in unauthorized companies                                                        (126,025)           (126,025)
                                          -----------       -----------        ------------        ------------
Balance, December 31, 1995                $23,501,857       $63,500,180        $(30,703,622)       $ 56,298,415
                                          ===========       ===========        ============        ============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                            Statements of Cash Flows


                                                             YEAR ENDED DECEMBER 31
                                                    1995              1994              1993
                                               --------------------------------------------------
OPERATING ACTIVITIES
Premiums collected, net                        $159,337,079       $ 193,478,637     $ 126,075,035
Policy benefits paid, net                       (25,827,767)         (4,982,444)       (2,829,812)
Commissions and other expenses paid             (62,302,890)        (48,141,400)      (35,203,997)
Net investment income                             5,570,951           3,343,515         3,197,892
Other income and expenses                        (3,607,415)         (1,946,063)       (1,592,957)
Transfers to separate accounts, net             (98,031,353)       (136,950,482)      (98,220,292)
                                               ------------       -------------     -------------
Net cash (used in) provided by
  operating activities                          (24,861,395)          4,801,763        (8,574,131)

INVESTING ACTIVITIES
Sale, maturity, or repayment of investments      74,009,501          73,187,733        28,248,633
Purchase of investments                         (77,607,686)        (91,063,874)      (73,688,735)
                                               ------------       -------------     -------------
Net cash used in investing activities            (3,598,185)        (17,876,141)      (45,440,102)

FINANCING ACTIVITIES
Issuance of shares                               12,570,000          20,000,000         5,850,000
Contribution of Manufacturers Adviser
  Corporation                                     1,080,184                  --                --
Issuance of surplus notes                         8,500,000                  --                --
Surplus withdrawn from separate account                  --                  --        48,701,076
                                               ------------       -------------     -------------
Net cash provided by financing activities        22,150,184          20,000,000        54,551,076
                                               ------------       -------------     -------------

Net (decrease) increase in cash and
  short-term investments                         (6,309,396)          6,925,622           536,843
Cash and short-term investments
  at beginning of year                           15,983,758           9,058,136         8,521,293
                                               ------------       -------------     -------------
Cash and short-term investments
  at end of year                               $  9,674,362       $  15,983,758     $   9,058,136
                                               ============       =============     =============

See accompanying notes.

              The Manufacturers Life Insurance Company of America

                         Notes to Financial Statements

                               December 31, 1995


1. ORGANIZATION

ORGANIZATION

The Manufacturers Life Insurance Company of America (Manufacturers Life of America or the Company) is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.) (the Parent), (formerly Manufacturers Life Insurance Company of Michigan), which is in turn a wholly-owned subsidiary of The Manufacturers Life Insurance Company (Manulife Financial), a Canadian-based mutual life insurance company (Notes 4 and 5).

The Company issues and sells variable universal life and variable annuity products in the United States. The Company also has a branch operation in Taiwan to develop and market traditional insurance for the Taiwanese market. At December 31, 1995 the Company had assets of $11,234,000 and liabilities of $5,696,000 in the Taiwan branch.

During 1995, the Company's parent contributed $12,570,000 of capital in return for 2 shares of the Company's common stock par value $1 with the remaining $12,569,998 being recorded as contributed surplus. During 1995, the Company's parent transferred 100% of the outstanding stock of Manufacturers Adviser Corporation to the Company which was recorded at book values as contributed surplus. During 1995, the Company's parent also contributed $8,500,000 in return for a 10-year surplus note bearing interest at 6.625%.

Subsequent to the year end, the Parent contributed $15,000,000 capital in return for 1 share of the Company's common stock par value $1 with the remaining $14,999,999 being recorded as contributed surplus.

During 1994, the Company's parent contributed $20,000,000 of capital in return for 1 share of the Company's common stock par value $1 with the remaining $19,999,999 being recorded as contributed surplus. During 1994, the Company restructured its capital by exchanging 230,000 shares of preferred stock with a par value of $23,000,000 for 3,000,000 shares of common stock par value $3,000,000 with the remaining $20,000,000 being recorded as contributed surplus.

The Parent contributed $5,850,000 in capital in return for 1 share of common stock during 1993.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements of Manufacturers Life of America have been prepared in accordance with accounting practices prescribed or permitted by the Insurance Department of Michigan, which are considered generally accepted accounting principles for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Such practices differ in certain respects from generally accepted accounting principles followed by stock life insurance companies in determining financial position and results of operations. In general, the differences are: (1) commissions and other costs of acquiring and writing policies are charged to expense in the year incurred rather than being amortized over the related policy term; (2) certain non-admitted assets are excluded from the balance sheet; (3) deferred income taxes are not provided for timing differences in recording certain items for financial statement and tax purposes; (4) certain transactions are reflected directly to surplus rather than reflected in net income from operations (for example, certain transactions related to the separate accounts); and (5) debt securities are carried at amortized cost.

In April 1993, the Financial Accounting Standards Board issued Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The Interpretation as amended is effective for 1996 annual financial statements and thereafter, and will no longer allow statutory financial statements to be described as being prepared in conformity with generally accepted accounting principles (GAAP). Upon the effective date of the Interpretation, in order for financial statements to be described as being prepared in accordance with GAAP, life insurance companies will be required to adopt all applicable standards promulgated by the FASB in any general purpose financial statements such companies may issue. While GAAP standards have recently been developed for mutual life insurance companies, the Company has not yet completed the complex and extensive historical calculations and thus is unable to quantify the effects of the Interpretation on its financial statements.

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

All amounts presented are expressed in U.S. Dollars. Certain amounts from prior periods have been reclassified to conform with current-period presentation.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

STOCKS

Stocks are carried at market value.

BONDS

Bonds not backed by other loans are carried at amortized cost as computed using the interest method. Loan backed bonds and other structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are updated periodically and are accounted for using the prospective method. Gains and losses on sales of bonds are calculated on the specific identification method and recognized into income based on NAIC prescribed formulas. Short-term investments include investments with maturities of less than one year at the date of acquisition. Market values disclosed are based on NAIC quoted values.

POLICY LOANS

Policy loans are reported at unpaid principal balances which approximate fair value.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The Asset Valuation Reserve and Interest Maintenance Reserve were determined by NAIC prescribed formulas and are reported as liabilities rather than as valuation allowances or appropriations of surplus.

POLICY AND CONTRACT CLAIMS

Policy and contract claims are determined on an individual case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

              The Manufacturers Life Insurance Company of America

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity and variable life contracts. For the majority of these contracts the contractholder, rather than the Company, bears the investment risk. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.

REVENUE RECOGNITION

Both premium and investment income are recorded when due.

INVESTMENT IN SUBSIDIARIES

The investment in Manufacturers Adviser Corporation ("MAC") is carried at net equity of MAC as computed under generally accepted accounting principles. Undistributed income and loss is treated as a component of unrealized gains and losses and applies directly to capital and surplus.

REINSURANCE

Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts.

POLICY RESERVES

Certain policy reserves are calculated based on statutorily required interest and mortality assumptions.

              The Manufacturers Life Insurance Company of America

3. INVESTMENTS AND INVESTMENT INCOME

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1995 is summarized as follows:


                                                                            QUOTED OR
                                                GROSS         GROSS         ESTIMATED
                                 AMORTIZED    UNREALIZED    UNREALIZED       MARKET
NAME OF PERSON                     COST         GAINS         LOSSES          VALUE
--------------                   ---------    ----------    ----------      ---------
United States Government         $15,145,033  $  681,032    $  (57,916)    $15,768,149
Foreign governments                6,071,376     157,635            --       6,229,011
Corporate                         31,046,219   2,508,780            --      33,554,999
Mortgage-backed securities:
  U.S. Government agencies         9,522,771          --            --       9,522,771
  Corporate                          971,803          --            --         971,803
                                 -----------  ----------    ----------     -----------
                                 $62,757,202  $3,347,447    $  (57,916)    $66,046,733
                                 ===========  ==========    ==========     ===========

Proceeds from sales of investments in debt securities during 1995 were $67,506,660. Gross gains of $2,630,790 and gross losses of $218,778 were realized on those sales.

The amortized cost and market value of investments in fixed maturities (bonds) as of December 31, 1994 is summarized as follows:


                                                                            QUOTED OR
                                                GROSS         GROSS         ESTIMATED
                                 AMORTIZED    UNREALIZED    UNREALIZED        MARKET
                                   COST         GAINS         LOSSES          VALUE
                                 ---------    ----------    ----------      ---------
United States Government         $31,784,581  $ 243,971     $  (441,592)    $31,586,960
Foreign governments                7,388,458         --        (294,385)      7,094,073
Corporate                          9,986,244      2,457        (577,136)      9,411,565
Mortgage-backed securities:
  U.S. Government agencies         2,480,571         --              --       2,480,571
  Corporate                          509,226         --              --         509,226
                                 -----------  ---------     -----------     -----------
                                 $52,149,080  $ 246,428     $(1,313,113)    $51,082,395
                                 ===========  =========     ===========     ===========


Proceeds from sales of investments in debt securities during 1994 were $43,175,845. Gross gains of $167,738 and gross losses of $1,006,702 were realized on those sales.

              The Manufacturers Life Insurance Company of America

3. INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

The amortized cost and market value of fixed maturities at December 31, 1995 by contractual maturities, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


      YEARS TO MATURITY           AMORTIZED COST      MARKET VALUE
------------------------------    --------------      ------------
One year or less                  $   564,857         $   564,857
Greater than 1; up to 5 years       4,079,679           4,181,361
Greater than 5; up to 10 years     14,786,283          15,858,075
Due after 10 years                 32,831,809          34,947,866
Mortgage-backed securities         10,494,574          10,494,574
                                  -----------         -----------
                                  $62,757,202         $66,046,733
                                  ===========         ===========

At December 31, 1995, $6,617,749 of bonds at amortized cost were on deposit with government insurance departments to satisfy regulatory regulations.

Major categories of net investment income for each year were as follows:


                                               NET INVESTMENT INCOME
                                        1995           1994           1993
                                     ----------     ----------     ----------
Gross investment income:
  Dividends; Manulife Series Fund,
    Inc. (Note 9)                    $  645,908     $1,244,794     $1,440,392
  Bond income                         4,430,236      1,712,294      1,422,064
  Policy loans                          360,406        236,972        166,514
  Short-term investments                754,346        501,477        384,178
                                     ----------     ----------     ----------
                                      6,190,896      3,695,537      3,413,148

Investment expenses                    (350,336)      (106,908)       (89,186)
                                     ----------     ----------     ----------
Net investment income                $5,840,560     $3,588,629     $3,323,962
                                     ==========     ==========     ==========

              The Manufacturers Life Insurance Company of America

4. RELATED PARTY TRANSACTIONS

Manufacturers Life of America has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, Manufacturers Life of America will pay direct operating expenses incurred each year by Manulife Financial on behalf of Manufacturers Life of America. Services provided under the Agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this Agreement were $23,211,484 in 1995, $21,326,446 in 1994, and $12,467,474 in 1993. In addition, there were $5,052,062 agents' bonuses in 1995, $7,795,184 in 1994, and $5,363,558 in 1993 which were allocated to the Company and are included in commissions.

In addition, the Company has several reinsurance agreements with Manulife Financial which may be terminated upon the specified notice by either party. These agreements are summarized as follows:

(a) The Company assumes two blocks of insurance from Manulife Financial under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.

(b) The Company cedes the risk in excess of $25,000 per life to Manulife Financial under the terms of an automatic reinsurance agreement.

(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to Manulife Financial under the terms of a stop loss reinsurance agreement.

(d) Under the terms of an automatic coinsurance agreement, the Company cedes its risk on structured settlements to Manulife Financial.

              The Manufacturers Life Insurance Company of America

4. RELATED PARTY TRANSACTIONS (CONTINUED)

Selected amounts relating to the above treaties reflected in the financial statements are as follows:


                                 1995          1994           1993
                              ----------    -----------    -----------
Life and annuity premiums
  assumed                     $5,956,997    $25,385,628    $12,745,981
Other life and annuity
  considerations ceded          (598,330)      (437,650)      (201,685)
Commissions and expense
  allowances on reinsurance
    assumed                   (1,014,163)      (810,252)      (329,634)
Policy reserves assumed       48,714,791     47,672,591     23,070,952
Policy reserves ceded          3,833,247      3,786,647      3,782,156

During 1993, the Company assumed the first $50,000 of initial face amount on two blocks of business. This resulted in transfers of $10,837,000 to establish the initial reserves. In 1994 the treaties were amended to assume the first $100,000 of initial face amount for the same blocks of business. This resulted in a transfer of $21,477,000 to establish the additional reserve. Commissions equal to 17% are charged for all renewed premiums related to these contracts.

During 1994, the Company terminated another treaty resulting in a premium to Manulife Financial to transfer the reserve of $799,874.

Manulife Financial provides a claims paying guarantee to all U.S. policyholders.

5. FEDERAL INCOME TAX

The Company joins the Parent, The Manufacturers Life Insurance Co. (U.S.A.) and Manufacturers Reinsurance Limited in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax-sharing agreement dated December 29, 1983, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. The Company receives no surtax exemption. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Taxes recoverable in the financial statements represent tax-related amounts receivable from affiliates.

              The Manufacturers Life Insurance Company of America

5. FEDERAL INCOME TAX

The Company, Parent and The Manufacturers Life Insurance Co. (U.S.A.) have available consolidated net operating losses of approximately $51,400,000 which will expire in the year 2009 and capital loss carryforwards of approximately $102,800,000 which will expire in 1999. The losses of the Company, Parent and the Manufacturers Life Insurance Co. (U.S.A.) may be used to offset the ordinary and capital gain income of Manufacturers Reinsurance Limited.

6. STATUTORY RESTRICTIONS ON DIVIDENDS

The Company is subject to statutory limitations on the payment of dividends to its Parent. The Company cannot pay dividends during 1995 without the prior approval of insurance regulatory authorities.

7. REINSURANCE

The Company cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains obligated for amounts ceded in the event reinsurers do not meet their obligations.

Summary financial information related to these reinsurance activities is as follows:


                                    1995        1994        1993
                                  --------    --------    --------
Life insurance premiums ceded     $275,145    $218,767    $130,913

              The Manufacturers Life Insurance Company of America

8. RESERVES

Aggregate policy reserves for life policies including variable life, are based on statutory mortality tables and interest assumptions using either the net level or commissioners' reserve valuation method. The composition of the aggregate policy reserves at December 31, 1995 and 1994 is as follows:


                                 MORTALITY                  INTEREST
     AGGREGATE RESERVES            TABLE                      RATES
    --------------------         ---------                  --------
    1995            1994
    ----            ----
$25,561,456     $28,553,885      1980 CSO                   4%
   (173,768)       (189,080)     Reinsurance ceded
  1,295,402       1,396,369      Miscellaneous
-----------     -----------
$26,683,090     $29,761,174
===========     ===========

At December 31, 1995 the Company's annuity reserves and deposit fund liabilities are comprised as follows:


                                                 AMOUNT      PERCENT
                                               ---------     -------
                                               (in 000's)
Subject to discretionary withdrawal:
  With market value adjustment                 $222,994      97.8%
  At book value less current surrender charge     1,239        .5%
Not subject to discretionary withdrawal           3,863       1.7%
                                               --------      -----
Total gross annuity actuarial reserves and
  deposit fund liabilities                     $228,096       100%
                                               ========      =====

9. INVESTMENT IN SEPARATE ACCOUNTS

During 1984, the Company initiated plans to market variable life insurance products through Separate Account One of The Manufacturers Life Insurance Company of America ("Separate Account One") using Manulife Series Fund, Inc. as its investment vehicle. Initial capitalization was $15,000,000. Through 1988, the Company provided an additional capitalization of $6,000,000.

              The Manufacturers Life Insurance Company of America

9. INVESTMENT IN SEPARATE ACCOUNTS (CONTINUED)

In December 1993, the Company transferred all of its shares, related to seed money, in Manulife Series Fund, Inc. out of Separate Account One to the General Account. At December 31, 1995, the $22,584,259 common stock represents the Company's seed money investment in Manulife Series Fund, Inc.

During 1995, 1994, and 1993, the following dividends were received from Manulife Series Fund, Inc.:


                              1995          1994           1993
                           ----------    ----------     ----------
Separate Account One       $   24,041    $   38,732     $1,610,693
Separate Account Two        3,520,461     4,574,620      7,377,861
Separate Account Three      1,693,796     1,490,374        666,141
Separate Account Four       2,445,127     3,072,376      4,966,559
General Account               645,908     1,244,794      1,440,392

Dividends have been reinvested by the Company in Manulife Series Fund, Inc.

During 1993, the Company withdrew $8,000,000 of its seed money and accumulated earnings from Separate Account One and the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

During 1994, the Company withdrew $13,011,137 of its seed money and accumulated earnings from the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.

During 1995, the Company withdrew $6,500,000 of its seed money and accumulated earnings from the Manulife Series Fund, Inc. and utilized these funds to pay down its intercompany debt.